Exhibit 10.4
INTELLECTUAL PROPERTY LICENSE, COLLABORATION AND SUPPLY
AGREEMENT
     THIS INTELLECTUAL PROPERTY LICENSE, COLLABORATION AND SUPPLY AGREEMENT (“Agreement”), effective as of November 9, 2007 (the “Effective Date”) is made and entered into by and between APPLERA CORPORATION, a Delaware corporation, by and through its Applied Biosystems Group, having a principal place of business at 850 Lincoln Centre Drive, Foster City, CA 94404 (“AB”), and BIOTROVE, INC., having a place of business at 12 Gill Street, Woburn, MA 01801 (“BT”).
RECITALS
     A. AB is engaged, among other things, in the business of making and selling instruments for genetic analysis and reagents including, without limitation, AB TaqMan® genotyping assays and AB TaqMan® gene expression assays.
     B. BT is engaged in the business of making and selling BT Open Arrays™ and instruments for genetic analysis.
     C. The Parties desire to collaborate with respect to the development and commercialization of arrays for genotyping and gene expression pursuant to the terms and conditions of this Agreement.
     D. This Agreement sets forth, among other things, licenses granted to AB under BT intellectual property.
     NOW THEREFORE, in consideration of the mutual covenants and promises contained in this Agreement, the Parties agree as follows:
ARTICLE I. DEFINITIONS
     Terms, when used herein with initial capital letters, will have the meanings set forth herein.
     Section 1.01 “AB Intellectual Property” means Intellectual Property that is Controlled by AB, but excluding any Intellectual Property in or to Joint IP.
     Section 1.02 “AB Technology” means all inventions and know-how, conceived solely by one or more employees or consultants of AB during the term of this Agreement, arising out of work performed pursuant to or in connection with this Agreement.
     Section 1.03 “Affiliate” means a business entity directly or indirectly controlled by, controlling or under common control with a Party to this Agreement. For purposes of this Section 1.03, the word and root “control” means, in the case of a corporation, either: (a) the direct or beneficial ownership of more than fifty percent (50%) of the shares of stock entitled to vote for Directors to the Board of Directors of such corporation, or, (b) where the laws of a
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

particular jurisdiction limit the percentage ownership of domestic corporations by foreign corporations to less than fifty percent (50%) of the shares of stock entitled to vote for Directors to the Board of Directors, the maximum percentage ownership permitted by such jurisdiction, and provided that the Party nevertheless has the ability to direct the activities of such entity related to this Agreement. For purposes of this Section 1.03, the word and root “control” means, in the case of a non-corporate entity, either: (a) the right to receive more than fifty percent (50%) of the net proceeds of such entity, or, (b) where the laws of a particular jurisdiction limit the percentage ownership of domestic corporations by foreign corporations to less than fifty percent (50%), the right to receive, the maximum percentage of the net proceeds of such entity permitted by such jurisdiction, and provided that (in the case of both (a) and (b)) the Party nevertheless has the ability to direct the activities of such entity related to this Agreement.
     Section 1.04 “Arrays” means BT Open Arrays™ (with array sleeves or covers) loaded with (a) AB TaqMan® SNP genotyping assays (such Arrays, “Genotyping Arrays”), (b) AB TaqMan® gene expression assays; (c) SYBR Assays (such Arrays, described in (b) and (c) above, “Gene Expression Arrays”); or (d) such other assays that the Parties jointly agree to load onto BT Open Arrays™ for Commercialization hereunder.
     Section 1.05 “Assays” means AB TaqMan® SNP genotyping assays (such Assays, “Genotyping Assays”), (b) AB TaqMan® gene expression assays; (c) SYBR Assays (such Assays, described in (b) and (c) above, “Gene Expression Assays”); or (d) such other assays as the Parties may jointly agree to load onto BT Open Arrays™ for commercialization hereunder.
     Section 1.06 “BT Intellectual Property” means Intellectual Property (including, without limitation, any Intellectual Property set forth on Exhibit G) that is Controlled by BT, but excluding any Intellectual Property in or to Joint IP.
     Section 1.07 “BT Open Arrays™” means those array products being commercialized by BT as of the Effective Date under the “BT Open Array” mark in the Field, together with any modifications and/ or improvements thereto.
     Section 1.08 “BT Technology” means all inventions and know-how, conceived solely by one or more employees or consultants of BT during the term of this Agreement, arising out of work performed pursuant to or in connection with this Agreement.
     Section 1.09 “Collaboration Product” means one or more System Components developed or Commercialized under the Collaboration Program, including applicable System Components individually as well as in combination.
     Section 1.10 “Collaboration Program” means the collaborative activities (including, without limitation, collaborative research, development and Commercialization of System Components) of the Parties pursuant to the terms of this Agreement.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     Section 1.11 “Commercialize” and cognates thereof mean the sale, lease, transfer, marketing or promotion of a product or service for commercial purposes. For example, a Collaboration Product will be Commercialized when such Collaboration Product or its use is provided to any Third Party for cash or other consideration.
     Section 1.12 “Confidential Information” means data, information, and technology (and all tangible and intangible embodiments thereof), which is owned or Controlled by a Party, is disclosed by such Party (“Disclosing Party”) to the other Party (“Receiving Party”) pursuant to this Agreement, and is either designated as Confidential Information by the Disclosing Party at the time of disclosure or, if not designated as such, is of a type or nature that the Receiving Party reasonably should have known to be or contain confidential information of the Disclosing Party. Confidential Information will not include information which, and only to the extent, a Receiving Party can establish by written documentation: (a) is part of the public domain prior to disclosure of such information by the Disclosing Party to the Receiving Party or becomes part of the public domain, without the fault of the Receiving Party, subsequent to disclosure of such information by the Disclosing Party to the Receiving Party; (b) has been received by the Receiving Party at any time from a source, other than the Disclosing Party, rightfully having possession of and the right to disclose such information free of confidentiality obligations; (c) has been otherwise known by the Receiving Party free of confidentiality obligations prior to disclosure of such information by the Disclosing Party to the Receiving Party; (d) has been independently developed by employees or others on behalf of the Receiving Party without access to or use of such information disclosed by the Disclosing Party to the Receiving Party. Specific aspects or details of Confidential Information will not be deemed to be within the public knowledge or in the prior possession of the Receiving Party merely because the aspects or details of the Confidential Information are embraced by general disclosures in the public domain. In addition, any combination of Confidential Information will not be considered in the public knowledge or in the prior possession of the Receiving Party merely because individual elements thereof are in the public domain or in the prior possession of the Receiving Party unless the combination and its principles are in the public knowledge or in the prior possession of the Receiving Party. Further, for avoidance of doubt, Confidential Information will include Confidential Information received by the Disclosing Party from a Third Party. Prior to disclosure of such Third Party Confidential Information to the Receiving Party, the Disclosing Party will determine that it has the right to make such disclosure, advise the Receiving Party that the disclosure includes Third Party Confidential Information and provide the Receiving Party with the terms and conditions of any confidentiality agreement or confidentiality provisions of an agreement between the Third Party and the Disclosing Party respecting such Third Party Confidential Information.
     Section 1.13 “Control” and cognates thereof means, with respect to Intellectual Property that a Party either owns or has a license under such Intellectual
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Property in each case if and to the extent such Party has the right to grant licenses (or sublicenses as the case may be) to the other Party hereunder without obtaining permission from any Third Party.
     Section 1.14 “Early Access Period” means the period that commences on the Effective Date and ends upon the last day of the later to end of the Genotyping Early Access Period and the Gene Expression Early Access Period, as defined in Sections 3.01 and 3.02 respectively.
     Section 1.15 “Field” means Genotyping and Gene Expression but excluding Human In Vitro Diagnostics. As used herein “Human In Vitro Diagnostics” means the in vitro measurement, observation or determination of attributes, characteristics, diseases, traits or other conditions of a human being for the medical management of that human being.
     Section 1.16 “Gene Expression” means all analysis of ribonucleic acid (RNA), other products of transcription of deoxyribonucleic acid (DNA) or any part or portion of RNA or such transcription products, or modifications or derivatives thereof.
     Section 1.17 “Genotyping” means all analysis of genomic deoxyribonucleic acid (DNA), modifications or derivatives thereof.
     Section 1.18 “Gene Expression Commercialization Phase” means the period commencing upon the end of the Gene Expression Early Access Period, as defined in Section 3.02, and continuing for the remainder of the term of this Agreement.
     Section 1.19 Genotyping Commercialization Phase” means the period commencing upon the end of the Genotyping Early Access Period and continuing for the remainder of the term of this Agreement (and collectively with the Gene Expression Commercialization Phase, the “Commercialization Phases”).
     Section 1.20 “Instrument” means any and all of the following: (a) a Reader, (b) sample loaders (whether manual or automated) for use with Arrays, (c) a real time PCR thermal cycler (including Reader capable of real-time PCR analysis) specifically adapted for use with Arrays and (d) an Array sealing device, as such are more fully described in Exhibit A hereto. The term “Instrument” excludes the Reformatter. The term Instrument excludes such instruments sold as of the Effective Date by AB and future modifications thereof Commercialized by AB and any other instruments developed by AB outside of the Collaboration Program.
     Section 1.21 “Intellectual Property,” means Patents, patent applications, copyrights, trademarks, inventions, know-how, trade secrets, and any other form of intellectual property.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     Section 1.22 “Joint Development Committee” or “JDC” means the committee established pursuant to Section 2.05(b) hereof to manage the Collaboration Program.
     Section 1.23 “Joint IP” means inventions and know-how conceived jointly by one or more employees or consultants of BT and one or more employees or consultants of AB, during the term of this Agreement, arising out of work performed pursuant to or in connection with this Agreement.
     Section 1.24 “License Agreement” means that certain Patent License Agreement entered into between the Parties of even date herewith.
     Section 1.25 “Net Sales” shall mean the gross invoiced amounts received by AB for the transfer, lease or sale of Collaboration Products by AB less the following deductions: transportation costs, packing and crating charges, insurance, customs and duties, rebates, discounts, rejections and returns actually allowed, allowances in lieu of such actual returned or rejected Collaboration Products, other reasonable and customary allowances, and sales, use, excise, value added and turnover taxes. With respect to services rendered on a fee-for-service basis by AB for Third Parties, such services shall be treated as a Net Sales of the Arrays that are consumed by AB in rendering such services, at the average Net Sales amount per unit of the corresponding (same type and model) Array that was realized by AB over the two calendar quarter period that includes the calendar quarter in which such services were rendered and the preceding calendar quarter. In the event System Components are transferred or sold in combination with other System Components that do not bear revenue share, transfer payment or royalty obligations hereunder or other apparatus or products that are not System Components (any of such other System Components, apparatus or products being “Other Components” and such combination being a “Combination Product”), the Net Sales of such System Components sold as part of a Combination Product) for purposes of this Agreement shall be the average (calculated over the six (6) month period that includes the calendar quarter in which such transfer or sale occurred and the calendar quarter preceding the date of such transfer or sale of such System Components) Net Sales price of the same type and model of each System Component multiplied by the number of units of such transfer price/revenue share/royalty bearing System Component(s) transferred or sold as part of such Combination Product. If the foregoing average Net Sales price cannot be calculated, the Net Sales Price of such System Components sold as part of a Combination Product shall be the Net Sales price for the Combination Product multiplied by the fraction A/(A+B), where “A” shall equal AB’s U.S. published list price of the transfer price/revenue share/royalty bearing System Component(s) when sold alone and “B” shall equal the sum of AB’s U.S. published list prices of all Other Components included in the Combination Product. If no such published list price or prices are available, then “A” shall equal AB’s fully burdened cost of goods of the transfer price/revenue share/royalty bearing System Components(s) and “B” shall equal the sum of AB’s fully burdened cost of
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

goods of all Other Components included in the Combination Product. Such fully burdened cost of goods shall be calculated in accordance with AB’s standard and documented accounting practices and in any event in accordance with United States Generally Accepted Accounting Principles (“GAAP”).
     Section 1.26 “Patents” means United States and foreign patents and patent applications and all divisionals, substitutions, continuations, continued prosecution applications, continuations-in-part applications, reissues, renewals, re-examinations, extensions and supplementary protection certificates with respect to any of the foregoing, patents issuing from any of the foregoing and all foreign counterparts of any of the foregoing. “BT Patents” means Patents that are Controlled by BT.
     Section 1.27 “Project Plan” means Exhibit A attached hereto that shall describe, among other things, the Parties’ plan for research, development and Commercialization of Collaboration Products and BT’s responsibilities, deliverables and time lines for fulfilling the same.
     Section 1.28 “Reader” means an optical imaging instrument for end-point PCR analysis and illumination components, that is coupled to a computer (but that does not include any device or components for thermal cycling) that is adapted for use with BT Open Arrays.
     Section 1.29 “Reformatter” means a device that aliquots Assays and loads such aliquots into reaction holes of the BT Open Arrays™.
     Section 1.30 “System Components” means one or more of the following components: (i) BT Open Arrays™ loaded, or to be used as loaded, with an Assay (ii) any of the Assays as loaded, or to be used as loaded, in the BT Open Arrays™, (iii) Instruments, (iv) data collection and analysis software for use with the Arrays, and (v) such other accessory components or consumables, if any, to be used in connection with the foregoing as may be determined under the Collaboration Program, including, without limitation, components supplied by a Third Party to a Party for distribution with other System Components hereunder.
     Section 1.31 “SYBR Assays” means SYBR Green genotyping and gene expression assays and associated reagents and consumables, all of which are purchased from a licensed supplier.
     Section 1.32 “TaqMan Assays” means AB’s TaqMan® SNP genotyping assays and AB TaqMan® gene expression assays and associated reagents and consumables.
     Section 1.33 “TCSA” shall mean that certain “Thermal Cycler Supplier Agreement” entered into between the Parties effective as of December 22, 2004.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     Section 1.34 “Third Party” means any entity or person except for AB, BT and their Affiliates.
     Section 1.35 “Territory” means worldwide.
     Section 1.36 “Trademarks” means the trademarks used from time to time with respect to the Collaboration Products, whether already owned or Controlled by BT or AB or generated by one or both Parties under the Collaboration Program.
     Section 1.37 “Valid Claim” shall mean a claim of an issued and unexpired patent that has not been held invalid or unenforceable by a decision of a court, patent office, or administrative tribunal from which no appeal is available or a [***].
ARTICLE II. COLLABORATION PROGRAM
     Section 2.01 Scope of Collaboration. AB and BT will work together during the term of this Agreement in accordance with the Project Plan to develop, manufacture and Commercialize Arrays and associated System Components for use in the Field subject to the licenses granted to AB under the BT Intellectual Property. During the term of this Agreement, BT covenants that, except as expressly permitted under this Agreement, BT shall not: (i) collaborate with or provide assistance to any Third Party in the Field (other than an end user or distributor of a Collaboration Product to the extent permitted under this agreement); nor (ii) grant licenses or other intellectual property rights in the Field to any Third Party under Intellectual Property Controlled by BT. BT shall retain all of BT’s rights to all applications to BT Intellectual Property outside the Field. Notwithstanding anything herein to the contrary, and without limiting the foregoing, BT shall not supply (or have supplied) System Components that are or contain BT Open Arrays™ to any Third Party for use in the Field. Notwithstanding the foregoing, BT may provide Custom Application Services as set forth in Section 6.04. Notwithstanding anything herein to the contrary, BT may after the Effective Date enter into agreements with Third Parties solely during the Gene Expression Early Access Period solely to develop Gene Expression Arrays using assay and reagents developed by such Third Parties for sale to end users, provided that (i) such Third Party agreements are subject to BT’s obligations and AB’s rights hereunder and such agreements with Third Parties do not conflict with AB’s rights and BT’s obligations hereunder; (ii) BT provides AB with a copy of such agreement at least thirty (30) days prior to its execution in order to allow AB to raise any objections with respect to provisions of such agreement that conflict with BT’s obligations or AB’s rights hereunder (where AB raises such objections BT shall use its best efforts prior to execution of such agreement to eliminate such conflicting provisions or to amend the same to eliminate such conflict; (iii) any Third Party agreements shall provide BT with the right to terminate for any reason upon sixty (60) days notice and (iv) upon AB exercising its right, pursuant to Section 5.01, to initiate the Gene Expression Commercialization Phase, BT shall terminate such
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

agreements with such Third Parties at BT’s expense. The foregoing shall not be construed as conveying to BT or to any such Third Party any right, license or immunity from suit under any Intellectual Property Controlled by AB.
     Section 2.02 Existing Commitments. AB acknowledges that BT has certain existing contractual commitments to Third Parties in the Field that it has disclosed to AB to the extent set forth on Exhibit F. BT represents, warrants and covenants that such existing contractual commitments shall not in any way, except as expressly set forth on Exhibit F, limit or affect BT’s obligations and performance under this Agreement. BT agrees that by [***], unless otherwise mutually agreed by the Parties hereto, it will terminate all of such Third Party agreements or permit them to expire by such date at BT’s expense. To the extent BT is unable to terminate such agreements with such Third Parties and AB has commenced Commercialization (whether in the Genotyping field or in the Gene Expression field) of Arrays, BT shall pay AB [***] of BT’s revenue arising after [***] that resulting from such sales or other activities under such agreements Third Parties. If AB wishes BT to attempt to terminate any such commitments sooner, BT will cooperate with AB in such efforts as determined by the JDC.
     Section 2.03 AB further agrees that, during the term of this Agreement, except as provided under this Agreement, AB does not have any right under applicable BT Intellectual Property, to make, use or sell Arrays.
     Section 2.04 Collaboration Program Phases. The Collaboration Program will be divided into two consecutive phases: first, the Early Access Period and second, the Commercialization Phase, as each are described in Articles III and IV, respectively.
     Section 2.05 Collaboration Program Management and Governance. The Collaboration Program will be managed as follows:
     (a) Working Collaboration Team(s). The Parties will establish working teams and subteams (collectively, “Working Collaboration Team”) to coordinate and oversee day-to-day operations and development activities and such other aspects of the Collaboration Program as the Parties agree. The Parties will have equal representation on the Working Collaboration Team. All decisions of the Working Collaboration Team shall be by unanimous consent of both Parties. In the event that any Working Collaboration Team is unable to resolve any disputes that arise, such dispute will be referred to the Joint Development Committee.
     (b) Joint Development Committee. The Parties will establish a joint development committee (“Joint Development Committee” or “JDC”) to provide a means to facilitate communications, coordinate development and Commercialization activities, discuss and address issues, make strategic decisions and provide necessary approvals and resolve disputes with respect to the Collaboration Program. Without limiting the foregoing, the Joint Development Committee will explore and approve any future markets and applications within the Field for existing and next generation Collaboration Products. The JDC will be composed of four
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

executives (two representatives of each Party). All decisions of the JDC shall be by unanimous consent of both Parties. Unless otherwise agreed by the Parties, the JDC will meet at least quarterly either in person or via telephone conference. The Parties shall alternate having their respective representative chair the meetings, which chair shall be responsible for preparing the agenda and minutes for such meetings and for obtaining mutual written approval of such minutes from both Parties. Such minutes as approved by the Parties shall constitute the official record of the actions of the JDC.
ARTICLE III. EARLY ACCESS
     Section 3.01 Genotyping Early Access. The Early Access Period for the Genotyping Arrays (the “Genotyping Early Access Period”) shall commence on the Effective Date and end upon AB’s decision, made in its sole discretion, that it is ready to commence direct or indirect distribution or sales of Genotyping Arrays. During the Genotyping Early Access Period:
     (a) AB will offer AB customers the option of requesting that Genotyping Assays that such customers purchase from AB be loaded onto BT Open Arrays. Customers requesting this service will be invoiced for the Genotyping Assays by AB and such Genoypting Assays will by sold by AB to such customers. AB will ship the customer’s Genotyping Assays to BT at such customer’s sole expense. Subject to subsection (b) below, BT will use such AB customers’ Genotyping Assays during the Early Access Period solely to load such Genotyping Assays onto BT Open Arrays for such customers. AB shall have the right to charge BT for the purchase price invoiced to such customers by AB for any Assay provided by AB to BT for such purposes that is lost, destroyed (or not fabricated into Arrays in accordance with such customers request) by BT [***]. Such Genotyping Arrays and associated product literature will, as AB may in its discretion instruct BT in writing, be labeled with AB’s trademarks and may also be branded or co-branded (as the case may be) with BT’s trademarks (subject to AB’ prior review and approval and to AB’s requirements with respect to AB trademarks, branding and associated quality control standards); provided, however, that in any event such BT branding or co-branding by BT shall be done in a manner that makes it clear to the customer that the reagents and assays supplied or manufactured by AB are not a BT product and that BT’s contribution and branding pertains solely to the BT Open Arrays and not to the Assays. In no event will BT apply its trademark to any reagents or assays or associated product literature manufactured or supplied by AB. BT may invoice the customer for the BT Open Arrays, BT’s loading services, and shipping/handling, but will not charge the customers for the Genotyping Assays themselves.
     (b) AB will provide to BT a reasonable supply ([***]) with a quantity, as set forth in the Project Plan or as agreed upon by the JDC, of Genotyping Assays to be used by BT solely to load BT Open Arrays for BT’s performance of BT’s internal research and development responsibilities for the Collaboration Program under this Agreement as set forth in the Project Plan and as otherwise determined by the JDC.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     (c) BT will have the right, solely as and to the extent provided in the License Agreement, to manufacture, sell and service thermal cyclers with real-time capability in connection with the sale of Genotyping Arrays hereunder during the Genotyping Early Access Period. In addition, BT will have the right to promote for use by end-users of Genotyping Arrays, thermal cyclers manufactured and sold by manufacturers licensed by AB (provided that such use is consistent with the license entered into between AB and such manufacturer). BT will also have the right to manufacture and sell basic (non-real time PCR) thermal cyclers, solely as and to the extent provided in BT’s existing TCSA agreement with AB for use by end-users of Genotyping Arrays.
     (d) AB and BT will scale up to prepare for launch of Collaboration Products containing Genotyping Arrays in accordance with the Project Plan (defined below).
     (e) AB shall have the right, at AB’s sole discretion, upon thirty (30) days prior written notice to BT, to designate particular (prospective) sales of Collaboration Products on an individual customer account basis or on an individual order basis to be treated as if with respect to such sales of Collaboration Products, the Genotyping Commercialization Phase had commenced, thereby making such designated sales subject to the provisions of Article IV (including applicable licenses from BT to AB), to Article VII and to other provisions of this Agreement that would otherwise be applicable to such designated products only after the Genotyping Commercialization Phase commenced. However, neither such designation by AB nor AB’s Commercialization of such Collaboration Products shall be deemed to trigger the end of the Genotyping Early Access Period or the commencement of the Genotyping Commercialization Phase for any other Collaboration Products or for any other sales or accounts (and, except for the revenues sharing provisions of Section 5.03 herein applicable to AB’s Commercialization of such designated Collaboration Products, the financial obligations (including, without limitation, those set forth in Section 4.01(b) and Section 5.01 herein) of AB that would otherwise be applicable during the Genotyping Commercialization Phase shall not be triggered as a result of AB’s designation or Commercialization of such sales of Collaboration Products, accounts or orders pursuant to this Section 3.01(e)). Upon receiving such notice, BT shall commence supplying AB with the corresponding Genotyping Arrays or other Collaboration Product pursuant to Article VII and provide AB with reasonable assistance as may be requested by AB to enable AB to fulfill such designated sales.
     Section 3.02 Gene Expression Early Access. An Early Access Period for the Gene Expression Arrays (the “Gene Expression Early Access Period”) shall commence on the Effective Date and end upon AB’s decision, made in its sole discretion, that it is ready to commence direct or indirect distribution or sales of Gene Expression Arrays. If AB and BT have agreed that AB will no longer pursue (or has no interest in pursuing) Commercialization of Gene Expression Arrays or if the Parties fail to reach an agreement on the financial terms of the option set forth in Section 5.01 (b) herein, then the Field of this Agreement shall be deemed to exclude the field of Gene Expression and the contractual obligations of this Agreement shall not pertain with respect to Gene Expression. During the Gene Expression Early Access Period, BT will
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

manufacture and distribute Gene Expression Arrays, and real-time PCR thermal cyclers (in particular the thermal cyclers defined in the License Agreement as Licensed Real-Time Thermal Cyclers) in accordance with the teems and conditions of the License Agreement.
ARTICLE IV. COMMERCIALIZATION PHASE
     Section 4.01 Genotyping Commercialization Phase. During the Genotyping Commercialization Phase:
     (a) BT will manufacture and supply, exclusively to AB, BT Open Arrays™ and other System Components as may be requested by AB for use with Genotyping Arrays. Acting as a contract manufacturer for AB, BT will load BT Open Arrays™ with Genotyping Assays as instructed by AB. Subject to Section 5.03, such Genotyping Assays will be provided at no charge to BT, to be used by BT solely in order to create Genotyping Arrays for AB. All System Components manufactured or supplied by BT to AB (or on behalf of AB) would be exclusively distributed (directly or indirectly) and otherwise Commercialized by AB pursuant to this Agreement as AB products under AB’s trademarks. System Components that are not subject to the License Agreement and that are not otherwise covered by Patents Controlled by AB would be co-branded with BT’s trademark or otherwise have an attribution to BT. Arrays and other System Components manufactured by BT hereunder and covered by the License Agreement or Patents Controlled by AB would not be trademarked or co-branded as a BT product, but may be labeled in a manner that indicates that such product is made by BT as a contract manufacturer for Applied Biosystems (e.g., “made for Applied Biosystems by BioTrove, Inc.” or “Open Arrays™”). Notwithstanding the foregoing, the Assays, or other assays or reagents supplied by AB, and associated product literature, shall not bear BT’s trademark or any other branding or statement implying that BT is the manufacturer or supplier of such Assay, other assays or reagents. The labeling and branding of Arrays and other System Components shall be done in such a manner that makes it clear that reagents, Assays and other assays manufactured by AB are not a BT product.
     (b) During each two calendar quarter period of the Genotyping Commercialization Phase, AB shall purchase [***] for units of Arrays for such two-quarter periods. Such minimum unit quantity would be determined as follows: beginning within thirty (30) days following June 30 and December 31 of the first year (each a Semi-Annual Period) within which the Genotyping Commercialization Phase has commenced, and semi-annually thereafter, AB will compute the number of units of Arrays equal to [***] (the number of units so calculated for each Semi-Annual Period, the “Minimum Purchase Requirement”). If AB fails to purchase at least the corresponding Minimum Purchase Requirement for a given Semi-Annual Period, AB will [***] as follows (the “[***]”): [***]. The [***] for any partial period during the Commercialization Phase, will be adjusted pro-rata, [***].
     (c) Effective upon the commencement of the Genotyping Commercialization Phase, AB shall have (i) the exclusive right (subject to the revenue sharing provisions of
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Section 5.03) to market and distribute Genotyping Arrays directly and through its distributors worldwide in the Field; and (ii) the nonexclusive, royalty-free right to use Genotyping Arrays for research and development purposes in the Field. AB shall not use or sell any Genotyping Arrays outside the Field. AB shall also have an exclusive royalty-bearing (as set forth in Section 5.03) (provided however that if BT is making such Instruments for AB, then such royalty shall be satisfied through the transfer price set forth in Section 5.04) license under BT Intellectual Property to make, have made, use, sell, offer for sale and import Instruments directly and through AB’s distributors in the Genotyping field, throughout the Territory. BT shall not supply to Third Parties (or have supplied) Instruments for use in Genotyping (i.e., that contain or are for use with Genotyping Arrays) throughout the Territory during the Genotyping Commercialization Phase, whether or not such Instruments can also be used for Gene Expression. BT shall transfer to AB all such know-how and provide reasonable assistance to AB as necessary for AB to enjoy the full benefit of such licenses.
     Section 4.02 Gene Expression Commercialization Phase. During the Gene Expression Commercialization Phase:
     (a) BT will manufacture and supply, exclusively to AB, BT Open Arrays™ and other System Components as may be requested by AB for use with Gene Expression Arrays. Acting as a contract manufacturer for AB, BT will load BT Open Arrays™ with Gene Expression Assays as instructed by AB. Subject to Section 5.03, such Gene Expression Assays will be provided at no charge to BT, to be used by BT solely in order to create Gene Expression Arrays for AB. All System Components manufactured or supplied by BT to AB (or on behalf of AB) will be exclusively distributed (directly or indirectly) and otherwise Commercialized by AB as AB products under AB’s trademarks. System Components that are not subject to the License Agreement and that are not otherwise covered by Patents Controlled by AB will be co-branded with BT’s trademark or otherwise have an attribution to BT (e.g., “made for Applied Biosystems by BioTrove, Inc.”). Arrays and other System Components manufactured by BT hereunder and covered by the License Agreement or Patents Controlled by AB would not be trademarked or co-branded as a BT product, but may be labeled in a manner that indicates that such product is made by BT as a contract manufacturer for Applied Biosystems (e.g., “made for Applied Biosystems by BioTrove, Inc.” or “Open Arrays™”). Notwithstanding the foregoing, the Assays, or other assays or reagents supplied by AB, and associated product literature, shall not bear BT’s trademark or any other branding or statement implying that BT is the manufacturer or supplier of such Assay, other assays or reagents. The labeling and branding of Arrays and other System Components shall be done in such a manner that makes it clear that reagents, Assays and other assays manufactured by AB are not BT products.
     (b) Effective upon the commencement of the Gene Expression Commercialization Phase, AB shall have (i) the exclusive right (subject to the revenue sharing provisions of Section 5.03) to market and distribute Gene Expression Arrays directly and through its distributors worldwide in the Field; and (ii) the nonexclusive
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

royalty-free right to use Gene Expression Arrays for research and development purposes in the Field. AB shall not use or sell any Gene Expression Arrays outside the Field. AB shall also have an exclusive royalty-bearing (as set forth in Section 5.03) (provided however that if BT is making such Instruments for AB, then such royalty shall be satisfied through the transfer price set forth in Section 5.04) license under BT Intellectual Property to make, have made, use, sell, offer for sale and import Instruments directly and through AB’s distributors in the Gene Expression Field, throughout the Territory. BT shall not supply to Third Parties (or have supplied) Instruments for use in Gene Expression (i.e., that contain or are for use with Gene Expression Arrays) throughout the Territory during the Gene Expression Commercialization Phase, whether or not such Instruments can also be used for Genotyping. BT shall transfer to AB all such know-how and provide reasonable assistance to AB as necessary for AB to enjoy the full benefit of such licenses.
     Section 4.03 Marketing, Pricing. AB shall have the sole right, at AB’s sole discretion, to set pricing and implement marketing strategies for Arrays, Instruments and other products distributed hereunder by AB.
ARTICLE V. FINANCIAL TERMS
     Section 5.01 License and Exclusivity Access Payments. AB will pay to BT the following payments:
     (a) License and Exclusivity Access Payments. In consideration of the rights granted by BT hereunder to AB, including, without limitation, the exclusive rights granted to AB pursuant to Article IV herein, BT’s exclusivity obligations under Article II and BT’s performance of its other obligations hereunder, AB shall make the following payments to BT: (i) [***] shall become due within thirty (30) days of the Effective Date of this Agreement, and (ii) upon AB’s sole determination as indicated in writing to BT that it is prepared to initiate the Genotyping Commercialization Phase, AB will, upon the date of commencement of such Genotyping Commercialization Phase, pay to BT an additional [***].
     (b) Gene Expression Commercialization Option. AB shall have the right at any time during the term of this Agreement to initiate the Gene Expression Commercialization Phase subject to the Parties, as set forth below, agreeing upon the financial terms of a milestone payment that would be triggered by commencement of the Gene Expression Commercialization Phase and the revenue share to be paid by AB to BT as the transfer price for Gene Expression Arrays as per Section 5.03. AB’s right shall, until the second year anniversary of the Effective Date, be in the form of an exclusive right of first negotiation with the financial terms to be negotiated in good faith based on the fair market value of the business opportunity represented by Commercialization of Gene Expression Arrays. In the event that AB elects, before the second anniversary of the Effective Date, to exercise such right of first negotiation it shall do so by written notice to BT and subject to the procedure below. After such two year period, if AB shall
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

not have provided such written notice, BT shall have the right to Commercialize such Gene Expression Assays in collaboration with a Third Party subject to BT first providing AB with written notice of BT’s intention to Commercialize such Assays with a Third Party and subject to the following conditions set forth in this Section 5.01(b). Within thirty (30) days of receipt of such notice from BT, AB, at its sole discretion, may elect to exercise the same initial exclusive negotiation procedure with BT as set forth in this Section 5.01 (b) as would apply were AB to exercise its right of first negotiation within such two year period. Regardless of the circumstances under which AB exercises its right of first negotiation hereunder (or when such right is exercised), the Parties shall commence such negotiations within [***] after BT’s receipt of such notice or AB’s receipt (after such two year period) of BT’s notice as the case may be. Such exclusive negotiation period shall, unless AB elects to earlier terminate such discussions, extend for [***] beyond the commencement date of such negotiation. If at the end of such period, BT and AB are unable to agree on such financial terms for the Commercialization of Gene Expression Arrays, then, unless the Parties agree to extend the negotiation period, AB shall promptly deliver to BT a final proposal detailing AB’s proposed financial terms (the “Final Proposal”). BT shall have [***] from receipt of the Final Proposal to notify AB of its willingness to enter into an arrangement on such terms or not. If BT rejects such terms, then BT shall no longer be restricted by the terms of this Agreement from entering into discussions with Third Parties directed at a collaboration with respect to the Commercialization of Arrays for Gene Expression and entering into such collaboration with such Third Party; provided, however, that BT agrees that, with respect to any discussions with a Third Party involving Commercialization of Gene Expression Arrays, it will not accept from such Third Party or offer such Third Party financial terms that are more favorable to the Third Party than those terms offered to or proposed to be entered into with AB. Prior to entering into any such arrangement with a Third Party directed at the Commercialization of Arrays for Gene Expression, BT shall provide AB with a true and accurate copy of the proposed financial terms of such arrangement with such Third Party and AB shall have [***] from receipt of such notice to elect to commence the Gene Expression Commercialization Phase on financially equivalent terms (e.g., with a financially comparable milestone fee and revenue share). In the event that, subject to BT’s compliance with the terms of this Section 5.01(b), BT enters a definitive agreement with a Third Party, then on the date of execution of that agreement, the Field shall be deemed to exclude Gene Expression and the terms and conditions of this Agreement shall cease to apply with respect to Gene Expression products.
     Section 5.02 Transfer Price. After commencement of the Genotyping Commercialization Phase, the Transfer Price for BT Instruments supplied by BT to AB hereunder will be as specified below:

INSTRUMENT	TRANSFER PRICE
NT Imaging System (Reader) and Case Sealing Station (Array sealing device) (part number	$[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

INSTRUMENT	TRANSFER PRICE
20262-100 and 20253)

NT Cycling System ([real-time PCR thermal cycler comprising imager and thermal cycling block]) part no. 20262-200 and Case Sealing Station part no. 20253	$[***]

BT Open Array Automated Loader (sample loader) part no. 20353	$[***]
     The Transfer Price includes all charges for boxing, packing, crating, drayage, storage, freight, insurance, and all federal, state and local taxes, and duties, with the sole exception of taxes due on AB’s net income. Payments shall be made within thirty (30) days of receipt by AB.
     Section 5.03 Array Revenue Sharing. The transfer price for Arrays (including cases thereon) supplied hereunder by BT to AB shall be in the form of a revenue sharing based upon AB’s Net Sales of such Arrays to Third Parties. Such revenue sharing shall also be in consideration of the work to be undertaken by BT and BT’s other obligations set forth herein. The revenue sharing is as set forth below (such revenue sharing payments, the “Revenue Sharing Payments”):

PERIOD	REVENUE SHARING PAYMENTS
Genotyping Commercialization Phase	AB pays BT the following percentages of its Net Sales of Genotyping Arrays during each year of this Agreement, commencing upon the Genotyping Commercialization Phase: [***] during the first year following commencement of the Genotyping Commercialization Phase; [***] during the second and third year thererafter; and [***] during each subsequent year of the Collaboration Agreement.

Gene Expression Commercialization Phase	To be determined in accordance with Section 5.01(b).
     All Revenue Sharing Payments under this Section 5.03 shall be made no later than [***] after the end of the first and all subsequent calendar quarters following the commencement of the applicable period or phase set forth above. During the Commercialization Phase, Revenue Sharing Payments to be paid by AB to BT shall be adjusted downwards if BT fails to fulfill, but only so long as it fails to fulfill, its supply obligations as set forth in Article VII. In addition, AB shall have the right to credit against such Revenue Sharing Payments to BT the catalog price of such quantity of Assay provided by AB to BT that is lost, destroyed (or not fabricated into
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Arrays in accordance with AB’s instructions that conform to the requirements of this Agreement) by BT in excess of [***] (losses less than or equal to [***] representing ordinary yield loss).
     Section 5.04 Instrument Royalty. During the Commercialization Phases only, AB shall during the initial term of this Agreement, and any agreed upon renewals thereof, pay BT a royalty on AB’s Net Sales of the following Instruments solely to the extent covered by Valid Claims of BT Patents at the time, and in the country, of sale or to the extent incorporating know-how that is Confidential Information of BT disclosed to AB hereunder:

INSTRUMENT	ROYALTY
AB manufactured Reader designed by BT	[***], if covered by Valid Claim of BT Patent; or
[***], if not covered by an issued patent that is a Valid Claim of a BT Patent but that is covered by a pending application that is a Valid Claim of a BT Patent and/or incorporates know-how that is Confidential Information of BT; provided however that where such Reader only incorporates such know-how but is not covered by a Valid Claim of the BT Patents, such royalty obligation shall continue for no more than [***] by AB of such Reader.

AB manufactured Reader where the design is an AB modification of BT’s design	[***], if covered by an issued patent that is a Valid Claim of a BT Patent; or
[***], if not covered by a Valid Claim but is covered by a pending application of a Valid Claim of a BT Patent and/or incorporates know-how that is Confidential Information of BT; provided however that where such Reader only incorporates such know-how but is not covered by a Valid Claim of the BT Patents, such royalty obligation shall continue for no more than [***] by AB of such Reader.
     All royalty payments under this Section 5.04 shall be made no later than [***] after the end of the calendar quarter in which such Net Sales are realized by AB.
     Section 5.05 Record Keeping; Reporting. AB shall keep complete and accurate records of all information necessary for the computation of payments due to BT under Section 5.03 and Section 5.04, and commencing upon the first calendar quarter in which such respective sales are made by AB, AB shall, within [***] after the end of each calendar quarter, provide royalty reports to BT of Net Sales of Arrays and Instruments during such calendar quarter. Such reports shall indicate Net Sales on a country-by-country basis, and the calculation of the revenue share
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

due to BT, and any payments to be made hereunder. When AB delivers such reports, it shall also deliver all payments due under this Agreement to BT for such calendar quarter. Both such reports and the corresponding payment shall be delivered to BT at the address indicated in Section 14.03 (Notices).
     Section 5.06 Audit Right. For the sole purpose of verifying payments due hereunder to BT, BT shall have the right at its own expense, [***], to retain an independent certified public accounting firm reasonably acceptable to AB, to conduct an audit in the location(s) where such records are maintained upon [***] prior written notice (provided however that, at AB’s request, the timing of such audit shall not be such as to coincide with AB’s end of fiscal quarter or end of year accounting activities directed at 10Q and 10K preparation) and during regular business hours, with all information disclosed being deemed and maintained by such auditors as Confidential Information of AB. Records subject to such audit shall be limited to the [***]. The auditors shall report the financial findings (together with such financial data reasonably necessary to demonstrate the basis for such findings) to BT in writing with a copy to AB, but the auditors shall not disclose to BT nor shall BT have the right to review AB’s records nor any other information obtained by such auditors. Such audit shall be completed within [***], subject to reasonable extension (not to exceed a further [***]) by the auditor if the auditor reasonably determines in good faith that data or information it requires is not available and identifies the data or information required. If the audit reflects an underpayment of amounts due, AB shall promptly remit the amount of such underpayment to BT and if the audit reflects an overpayment, BT shall promptly reimburse the overpayment to AB. The cost of such audits shall be paid by BT unless the results of an audit reflect an underpayment of amounts due to BT by [***], in which case AB shall reimburse BT for the costs of the audit.
     Section 5.07 Currency Conversion. The Revenue Sharing Payments and royalty payments due and payable under Section 5.03 and Section 5.04, respectively, shall be computed for each calendar quarter in the currency in which the sale was made, but shall be definitely discharged by payment in U.S. dollars converted from such currency using the closing spot exchange rate between the two currencies quoted in the Wall Street Journal (or, if not available, such other mutually agreeable financial publication of international circulation) in effect on the last business day of the calendar quarter to which the payment relates.
ARTICLE VI. PRODUCT DEVELOPMENT
     Section 6.01 The Project Plan. The preliminary specifications of Collaboration Products to be Commercialized during the Commercialization Phase are set forth in Exhibit B, and the activities to be undertaken by the Parties directed at the development and Commercialization thereof shall be described in a mutually agreed Project Plan, the initial description of which is set forth in Exhibit A. The Parties shall diligently and in good faith work to amend and finalize a detailed Project Plan and Specifications within [***] of the Effective Date and append the same to Exhibits A and B, respectively. Both Parties will use commercially reasonable efforts to achieve first commercial release of the Genotyping Arrays within one year from the Effective Date. The minimum commitments of resources and personnel for development of such Collaboration Products will be specified in the Project Plan. The Project
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Plan and Specifications may be modified from time to time in accordance with the mutual agreement of the Parties, with such modified Project Plan and Specifications to be appended to Exhibits A and B, respectively. The Parties shall use reasonable efforts and shall advise and consult with each other to ensure that the Specifications of Collaboration Products reflect not only desirable design attributes, form, fit and function but also, where reasonably possible, design around valid Third Party patent rights that may otherwise cover such Collaboration Products.
     Section 6.02 Product Development Responsibilities. Under the Project Plan,
     (a) AB will be responsible for development of TaqMan Assays, data collection and analysis software in accordance with the Project Plan.
     (b) BT will be responsible for development of the sample loaders (both manual and automated), the Array sealing device, the Reformatter and the BT Open Array component of the Arrays in accordance with the specifications for the Collaboration Products to be Commercialized during the Commercialization Phases. Such specifications will be set forth in the Project Plan attached hereto as may be amended by mutual agreement of the Parties through the JDC.
     (c) The Parties will discuss and agree upon allocation of responsibility for development of the following Collaboration Product components: thermal cyclers, Reader and instrument accessories thereto.
     (d) Each Party will bear its own costs and expenses associated with the performance of its obligations under the Collaboration Program, including in performance of the Project Plan (except to the extent expressly provided otherwise herein).
Section 6.03 Additional Support.
     (a) In addition to what is set forth in the Project Plan, BT will provide, subject to AB’s payment of the fees described below, additional services for the development and Commercialization of Collaboration Products, including. without limitation, and as mutually agreed between the Parties, services consisting of: (i) the development of improvements to, and re-engineering and re-design work on, Collaboration Products other than as specified in the Project Plan, (ii) additional training, marketing and sales work with respect to Collaboration Products (all such additional services beyond what is already contemplated in the Project Plan, “BT Services”). BT’s fees for such BT Services, and AB’s payment obligations with respect thereto, shall be agreed upon by the JDC prior to the commencement of any such BT Services not to exceed the lesser of: (i) BT’s fully burdened wage cost for the employees allocated (in a reasonable number and with reasonable qualifications and expertise) to perform such BT Services or; (ii) [***] (in a reasonable number and with reasonable qualifications and expertise) to perform such BT Services. AB shall also [***].
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     (b) In addition to supplying to AB the quantities of BT Open Arrays forecasted for AB’s commercial sales, BT will provide an [***], as directed by AB, with assays or dyes selected by AB, [***], and [***] to AB for internal research and development purposes related to this Collaboration Program in accordance with the delivery schedule requested by AB, [***] ([***] as per Exhibit H for such products [***] as per Section 3.1(a)(ii) of the License Agreement). BT will provide additional BT Open Arrays and Instruments as AB may reasonably request during the term of this Agreement [***] in accordance with the fee schedule set forth in Exhibit H to this Agreement.
     (c) AB will provide to BT mutually agreed reasonable quantities and types of its reagents (probes, enzymes), thermal cyclers and real time thermal cyclers as set forth in the Project Plan for BT’s internal research and development use [***].
     Section 6.04 Custom Applications. Subject to the JDC’s prior written approval, BT shall have the right to provide and collect fees for customer-requested custom assay layout or custom sample layout configurations for Arrays as well as assay testing and validation services (collectively, “Custom Application Service”). Notwithstanding the foregoing, the Arrays that are the product of such Custom Application Services may only be Commercialized under the terms and conditions mutually approved by the Parties under the JDC and, in any event, only subject to the following conditions:
     (a) The making, using or selling of such Custom Applications by BT shall not infringe Third Party Intellectual Property rights; and
     (b) BT Open Arrays™ for use with Custom Applications shall be sold exclusively by AB through a restricted part number not in AB’s catalogue, subject to revenue sharing under Section 5.03 and 5.04 hereunder.
ARTICLE VII. MANUFACTURING AND OEM SUPPLY
     Section 7.01 Supply of System Components. For the Commercialization Phases, BT will manufacture and provide BT Open Arrays and other System Components required or agreed to be provided hereunder according to specifications set forth in Exhibit B (“Specifications”), as modified from time to time by the Parties, with such modified Specifications to be appended to Exhibit B of this Agreement (or the mutually agreed upon written document containing such Specifications shall be referenced on Exhibit B and thereby incorporated by reference). The Parties shall use commercially reasonable efforts to timely agree upon applicable Specifications for System Components to be supplied hereunder. BT will supply a sufficient quantity of such System Components to meet AB’s forecasted needs BT will maintain a safety-stock of such System Components (including repair kits, preventative maintenance kits and spare parts) in the quantities and in accordance with the procedures to be set forth on Exhibit C, as reasonably and mutually agreed from time to time (collectively, “Safety-Stock”).
     Section 7.02 Supply Failure. Without limiting AB’s other remedies, if BT fails to fulfill its manufacturing and supply obligations with respect to Arrays or BT Open Arrays (defined as the failure of BT to supply at least [***] (but only to the extent [***]) to be supplied to AB
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

hereunder over any given [***], and failure to make up such shortfall within [***] after written notice from AB thereof), the escrowed information and materials under Section 8.09 shall be released and AB shall automatically be released from its obligation to purchase Arrays or BT Open Arrays hereunder and AB may exclusively make or have made all Arrays and BT Open Arrays for the Collaboration Products. Furthermore, the Revenue Sharing Payments under Article V shall be reduced to [***] of Arrays in lieu of the Revenue Sharing Payments described in Section 5.03 (with [***] thereof contingent upon the existence of Valid Claims of BT Patents that cover such Arrays, and [***] reflective of BT know-how incorporated into such Arrays). BT will resume supplying if BT demonstrates to AB’s satisfaction that BT has implemented corrective action and will be able to consistently manufacture Arrays to applicable Specifications and timeframes or to exceed the AB or third party manufacturer’s ability to do so (in which case, on a prospective basis, the aforementioned purchase commitment and full revenue share shall be reinstated).
     Section 7.03 Forecasts and Orders.
     (a) Within [***] following the first commercial release of an Array as a Collaboration Product, and within [***] from the beginning of each calendar quarter thereafter during the term of this Agreement, AB shall furnish to BT a [***] (except as set forth in Section 4.01) rolling forecast of Arrays covering the next [***], broken down into [***] increments (and by type of Array if more than one involved). If orders are placed with BT that exceed such rolling forecast, BT shall [***] but (unless BT nonetheless accepts such order) BT [***]. Orders [***] of the current quarter forecast shall not trigger the failure to supply provision in Section 7.02. However, BT shall use reasonable efforts to fulfill such orders or reach an accommodation acceptable to AB for orders in [***] of the forecast. AB or its Affiliates will order Arrays by issuing to BT a purchase order (“Order”) therefor, which (a) will specify the type and quantity of such Arrays ordered, place(s) of delivery, and delivery date(s), (b) may also contain instructions as to carrier and method of shipment, packaging and labeling, and (c) such other information as the parties mutually agree to be included. BT hereby accepts all such Orders placed in compliance with the requirements of this Agreement.
     (b) Within [***] following the first anniversary of the Effective Date, or the first purchase of an Instrument and within the [***] of each calendar quarter thereafter during the term of this Agreement, AB shall furnish to BT a rolling forecast of the Instruments set forth in Exhibit A (the “BT Manufactured Instruments”) covering the [***], broken down into [***] increments (and by type of BT Manufactured Instrument if more than one involved). Only [***] of each forecast shall be binding on AB while the [***] shall not be binding commitments by AB. AB or its Affiliates will order Instruments by issuing an Order therefor, which (a) will specify the type and quantity of such Instruments ordered, place(s) of delivery, and delivery date(s), (b) may also contain instructions as to carrier and method of shipment, packaging and labeling, and (c) such other information as the parties mutually agree to be included. BT hereby accepts all Orders placed in compliance with the requirements of this Agreement.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     (c) Any other System Components to be supplied by BT to AB hereunder shall be forecasted and ordered in a manner similar to that provided for in (a) and (b) above.
     Section 7.04 Delivery and Shipment. BT will ship each System Component, ordered by AB pursuant to Section 7.03, so that it is delivered to AB’s dock on the delivery date set forth on the Order, or on subsequent change orders as such may from time to time be issued by AB within AB’s reasonable discretion (each such date a “Delivery Date”), provided, however, that no Delivery Date for Arrays shall be [***] after the date the assays required to fill such Array are received by BT (provided such Order is in accordance with the parameters set forth in Section 7.02 or 7.03). BT shall immediately notify AB if a problem exists with respect to the Delivery Date. AB shall have the right to cancel without BT recourse any Order for which BT cannot meet the Delivery Date, notwithstanding any action taken by BT under the applicable Order. If BT should notify AB of a problem with or fail to deliver on AB’s initially stated Delivery Date, AB may also, without limiting its other remedies, direct expedited delivery and any increased costs due to expedited delivery shall be paid by BT. Unless otherwise specified herein or as AB may otherwise agree in writing, no deliveries shall be made in advance of AB’s delivery schedule. Overshipments shall be held at BT’s risk and expense for a reasonable time awaiting shipping instructions. AB will be credited for original shipping charges for returns. BT shall ship all System Components to AB’s designated location, F.O.B. BT’s facility with risk of loss and title transferring to AB upon delivery to the carrier selected by AB. BT shall insure the System Components against loss and damage incurred prior to acceptance by AB at the designated place of delivery which shall be BT’s factory. BT shall be solely responsible for, and the System Component payments, if any, specified in Article V shall be deemed to be inclusive of, all costs and expenses arising in connection therewith. BT will use a carrier account number as provided to BT by AB for freight charges.
     Section 7.05 Packaging. Shipping cartons for System Components must be clearly identified and marked with the System Component part number, Order number and quantity. BT warrants that all System Component containers and packaging complies with all applicable U.S. federal, state and local transportation laws and regulations, including, without limitation, compliance with hazardous materials regulations promulgated by the U.S. Department of Transportation (DOT) and published at 49 C.F.R. Section 107 et seq.
     Section 7.06 Inspection by BT. BT shall inspect, test, or otherwise verify all System Components before shipment to ensure that all System Components meet or exceed Specifications as described in Exhibit B. Upon request by AB, BT shall provide AB with a certified true copy of BT’s test results.
     Section 7.07 Acceptance. AB shall [***] all System Components prior to acceptance. Any acceptance testing or inspection of System Component shall occur within [***], after which System Components will by default be deemed accepted (unless rejected by AB prior to the end of such period); provided, however, that acceptance of a System Component shall not limit any of the warranties for the System Component provided by BT hereunder. Payment, in whole or part, with respect to any System Component will not constitute acceptance. AB may reject any
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

non-Conforming System Components (as defined in Section 7.14) within [***] and return them to BT at BT’s risk and expense at the full invoice price plus all applicable boxing, packing, crating, transportation and other related costs along with a statement detailing the reason for non-Conformance. BT will replace non-Conforming System Components within [***]. The fact that AB [***], shall not affect any of AB’s rights at law or equity under this Agreement.
     Section 7.08 System Component Changes. BT shall comply with AB’s Change Notification Procedure attached hereto as Exhibit I (Change Notification Procedure) to introduce any kind of change to any System Component during the term of this Agreement. Notwithstanding anything to the contrary above, BT agrees that it shall not make changes to System Components without prior notice and written authorization from AB unless such change is required due to a defect, in which event BT shall still notify AB of the change, but will not require AB’s authorization to make such change.
     Section 7.09 Quality Requirements. For purposes of quality assurance, BT shall strictly adhere to all aspects of the Specifications for each System Component manufactured or supplied by BT as described in Exhibit B, and will provide a Certificate of Analysis (COA), a sample of which is provided in Exhibit D (Form of Certificate of Analysis), for each System Component that is shipped to AB by BT. The COA will demonstrate and certify that such System Component meets the Specifications and will describe recommended storage conditions.
     Section 7.10 System Component Defects. All System Components found to be Nonconforming (as defined in Section 7.14) shall be accounted for under AB’s then applicable procedure, as established within the sole reasonable discretion of AB, for return of Nonconforming System Components and replacement [***], or, at AB’s request, BT shall issue a credit to AB for any payment made for such Non-conforming System Components. Notification of any Non-conformance shall include an adequate description of the defect.
     Section 7.11 System Component Recall. In the event that any System Component manufactured or supplied by BT is found to not be in compliance with any governmental standard, law, or requirement (“Regs”), so as to make necessary or advisable that such System Component be reworked or recalled in order to bring the System Component into compliance with Regs, then BT will undertake all corrective actions necessary to effect compliance with Regs and file all necessary documents to establish compliance with Regs and will bear all expenses related thereto, unless such non-compliance is attributable to AB, in which case AB shall make proportional contributions to the corrective actions.
     Section 7.12 Hazardous Conditions. In the event that AB or BT learns of any issue relating to a potential safety hazard or unsafe condition involving any System Component of a Collaboration Product, or is advised of such by competent authorities of any government having jurisdiction over such System Component, it will immediately advise the other party by the most expeditious means of communication. The parties shall cooperate to correct any such condition that is found to exist; and in accordance with the decision of the JDC, provided, however, BT shall bear and shall reimburse AB for those costs and expenses incurred by AB with respect to System Components supplied by BT to AB hereunder, unless such potential safety hazard or
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

unsafe condition is attributable to AB, in which case AB shall make proportional contributions to the corrective actions.
     Section 7.13 Manufacturing Site Inspection. Upon the request of and with advance notice from AB, authorized AB representatives will be allowed by BT to arrange date(s) for on-site inspection visit(s) with BT. BT agrees to permit AB authorized purchasing, technical and quality assurance representative(s) to visit BT’s manufacturing facility(s) for the purpose of maintaining quality control of any System Component.
     Section 7.14 Product Warranty. WITHOUT LIMITING OTHER WARRANTIES EXPRESSLY STATED HEREIN, BT WARRANTS THAT: (1) ALL SYSTEM COMPONENTS SUPPLIED TO AB HEREUNDER COMPLY IN ALL RESPECTS WITH THE SPECIFICATIONS THEREFORE, AS SET FORTH ON ATTACHMENT B (AS AMENDED BY AGREEMENT OF THE PARTIES FROM TIME TO TIME); (2) ALL SUCH SYSTEM COMPONENTS WILL BE FREE FROM DEFECTS IN MATERIALS AND WORKMANSHIP FOR A PERIOD OF AT LEAST TWELVE (12) MONTHS (BUT IN THE CASE OF ARRAYS, SIX (6) MONTHS) FROM THE DATE OF INSTALLATION AT AB’S CUSTOMER’S FACILITY; (3) BT WILL DELIVER PRODUCTS IN ACCORDANCE WITH THE APPLICABLE ORDER; AND (4) SUCH SYSTEM COMPONENTS SHALL BE PACKAGED AND LABELED PROPERLY AND IN ACCORDANCE WITH ALL APPLICABLE PACKING SPECIFICATIONS, LABELING REQUIREMENTS, AND APPLICABLE LAWS. EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, NEITHER BT NOR AB MAKES ANY, AND EACH PARTY EXPRESSLY DISCLAIMS ALL, REPRESENTATIONS AND WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY AS TO MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. A System Component that conforms with all the foregoing warranties of this Section 7.14 shall be referred to herein as a “Conforming” System Component; a System Component that does not confirm with one or more of the foregoing warranties of this Section 7.14 shall be referred to herein as a “Non-conforming” System Component, with cognates of Conforming and Non-conforming having the same respective meanings. AB’s sole remedy under this warranty shall be the replacement or repair by BT of any component or product not conforming to this warranty or if such component or product can not be repaired or replaced, then a refund of the purchase price paid. All warranty claims must be made prior to one year from the date such product or component is delivered.
     Section 7.15 Limitation on Liability. EXCEPT AS EXPRESSLY PROVIDED UNDER THIS AGREEMENT AND EXCLUDING ANY LIABILITY ARISING UNDER ARTICLES XIII (“CONFIDENTIALITY”) AND SECTIONS 9.01 THROUGH 9.02, IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, INCLUDING WITHOUT LIMITATION LOSS OF PROFITS, LOSS OF USE, OR OTHER ECONOMIC LOSS, WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE AND REGARDLESS OF WHETHER THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

ARTICLE VIII. TERM AND TERMINATION
     Section 8.01 Term of the Agreement. This Agreement shall remain in effect for at least an initial term of seven (7) years from the Effective Date (subject to automatic renewal as provided below) unless earlier terminated as provided below.
     Section 8.02 Renewal. After the initial seven year term or any renewal term, unless earlier terminated as provided below, this Agreement shall automatically renew on an annual basis if (a) the following performance metrics are fulfilled: if AB’s sales of Genotyping Arrays from the Genotyping Commercialization Phase through the end of such term of the Agreement are [***] as per Section 7.03 over such period of time; (b) AB, at its sole discretion, makes an annual extension payment to BT of [***] due [***] prior to the end of such then current term; or (c) the Parties mutually agree.
     Section 8.03 Termination at Will. AB will have the right to terminate this Agreement at any time during the initial term or any renewal thereof, with or without cause and in its sole discretion, upon sixty (60) days notice to BT.
     Section 8.04 Transition. [***] prior to the end of the initial term of this Agreement or any renewal term (which, in either case, is not extended in accordance with Section 8.02), a Party may give notice to the other Party that the Agreement shall not be renewed for another term, and the period from the date of such notice to the end of the term shall be the “Transition Period”. If AB terminates this Agreement pursuant to Section 8.03, AB shall also provide a [***] from the date this Agreement is terminated. During the Transition Period, AB’s licenses under BT Intellectual Property shall become non-exclusive, and BT will have the right to sell BT Open Arrays in the manner set forth in Section 2.02 (b) during the Early Access Period, subject to the terms of the License Agreement. AB will use reasonable efforts to transition certain mutually agreed and applicable customer and supplier accounts to BT to permit uninterrupted servicing of customer accounts for BT Open Arrays by BT. If this Agreement is terminated for convenience by AB or by BT pursuant to Section 8.05 due to material breach of AB, then AB will use reasonable efforts (at BT’s expense and provided that AB can contractually do so pursuant to the agreement with such Third Party): (i) to transition certain (mutually agreed upon by BT and AB) customer and supplier accounts so as to BT to permit uninterrupted servicing of customer accounts for BT Open Arrays by BT; and (ii) for [***] the end of the initial term of this Agreement or any renewal term (which, in either case, is not extended in accordance with Section 8.02), any AB manufactured component of the Collaboration Products shall, to the extent AB is reasonably able to continue doing so without incurring liability and as permitted by applicable law, be manufactured and supported by AB upon the same terms and conditions including AB’s then current sales price for [***] following the Termination Date.
     Section 8.05 Breach. If either Party hereto is in material breach of any of the terms under this Agreement, the other Party, at its option, may give written notice to such breaching Party stating the nature of the breach and that such other Party intends to terminate this Agreement if the breach is not cured. If such breaching Party does not cure such breach within [***] of receipt of such notice, then the other Party may terminate this Agreement by written
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

notice to the other Party. In the event of any good faith dispute as to the existence of a material breach hereunder, this Agreement shall remain in full force and effect pending resolution of such dispute.
     Section 8.06 Insolvency. A Party may terminate this Agreement by written notice to the other Party upon (a) the insolvency of the other Party, an adjudication of the other Party as bankrupt or insolvent, or an admission by the other Party in writing of its inability to pay its obligations as they mature; (b) an assignment by the other Party for the benefit of creditors; (c) the appointment of a receiver, trustee or similar officer for a substantial part of the property of the other Party, or the other Party applying for or consenting to such appointment; (d) the institution of any bankruptcy, insolvency arrangement, or similar proceeding by or against the other Party (which has not been dismissed within sixty (60) days with respect to such proceedings brought against the other Party); or (e) the issuance or levy of any judgment, writ, warrant of attachment or execution or similar process against a substantial part of the property of the other Party.
     Section 8.07 Other Remedies. Termination of this Agreement by reason of a material breach thereof shall not prevent or prohibit the terminating Party from pursuing any other legal remedies it may have for such breach or which may have otherwise accrued under this Agreement.
     Section 8.08 Know-How Escrow. Within thirty (30) days of the Effective Date, BT shall deposit all manufacturing know-how (including, without limitation, technical information, manufacturing processes, specifications, raw materials and vendor information) relating to BT Open Arrays, Arrays, Reformatters and other System Components to be manufactured by or for BT hereunder (the ‘Escrowed Know-How”) with a mutually agreed escrow agent. BT shall supplement and update such escrow on a quarterly basis to reflect the most current know-how employed with respect to the foregoing by BT. Such supplements and updates shall be deemed within the definition of Escrowed Know-How. Escrowed Know-How relating to such System Components (including, without limitation, BT Open Arrays), shall be available to AB or its contractor only upon failure by BT to meet its manufacturing and supply obligations with respect any System Component as described in Section 7.02 of this Agreement. Notwithstanding the foregoing, Escrowed Know-How relating to BT Manufactured Instruments shall be made available to AB upon AB’s notice to BT that AB desires to commence manufacture of such Instruments. BT shall provide reasonable assistance to AB or its contractor in migrating manufacturing of the BT Manufactured Instruments from BT or its contractor to AB or its contractor. BT shall provide continued support for implementation of such technology and know-how, including making available to AB or AB’s designated contractor BT employees having expertise in the design, manufacture and use of the System Components and associated other consumables. AB shall have the right to audit BT’s compliance with the foregoing escrow deposit requirements. Without limiting BT’s obligations, BT shall pay for the costs of such audit in the event of any material discrepancy with its compliance with the foregoing escrow deposit obligations and BT shall promptly rectify any noncompliance identified by AB or AB’s auditor with such escrow deposit requirements.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     Section 8.09 Post-Termination Rights. Each Party grants to the other the following post-termination rights:
     (a) In the event of termination due to breach by BT, BT shall grant to AB an exclusive, worldwide, royalty bearing sublicensable license (in an amount not to exceed 10% of Net Sales for Arrays, with 5% thereof being applicable to BT IP, and 5% applicable to BT Know-how, and amounts set forth in 5.04 for Instruments) under BT’s Intellectual Property to develop, make, have made, use, import, sell and offer for sale any Collaboration Products in the Field. Terms of such license shall not be less favorable than BT offers to any other licensee.
     (b) Upon termination of this Agreement in accordance with Section 8.03 (and provided that AB is not otherwise in breach of any material teens of this Agreement), BT shall grant to AB a worldwide, royalty bearing non-exclusive license (in an amount not to exceed [***] of Net Sales for Arrays, with [***] thereof being applicable to BT IP, and [***] applicable to BT Know-how, and amounts set forth in 5.04 for Instruments) to make, use, import, sell and offer for sale versions of Collaboration Products existing as of the date of expiration or termination, within the Field. Terms of such license shall not be less favorable than BT offers to any other licensee.
     (c) In any event, upon any expiration of the Agreement, BT shall grant to AB a worldwide, royalty bearing, non-exclusive, license (in an amount not to exceed [***] of Net Sales for Arrays, with [***] thereof being applicable to BT IP, and [***] applicable to BT Know-how, and amounts set forth in 5.04 for Instruments) under the BT Intellectual Property (including any know-how or information provided by BT) to develop, make, use, import, sell and offer for sale Collaboration Products within the Field. Terms of such license shall not be less favorable than BT offers to any other licensee.
     (d) BT will have a right of first negotiation post-termination to obtain a nonexclusive royalty bearing license to make, use and sell BT Open Array improvements made by AB using BT Confidential Information.
     Section 8.10 Survival. Termination or expiration of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of a Party prior to or on account of such termination or expiration. Without limiting the foregoing, the provisions of Articles IX, X, XII, and XIII and Sections 7.14, 7.15, 8.04, 8.09, and 11.03 shall survive any expiration or termination of this Agreement.
     Section 8.11 Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by from one Party to the other Party are, and shall irrevocably be deemed to be, “Intellectual Property” as defined in Section 101(35A) of the U.S. Bankruptcy Code. Each Party shall be entitled to all rights and benefits accorded to such Party as a licensee of Intellectual Property pursuant to Section 365(n) of the U.S. Bankruptcy Code. Except as expressly permitted by the Agreement, this Agreement and the rights hereunder are non-delegable and non-assignable by the licensee Party. Without limiting the foregoing, except as expressly permitted
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

by this Agreement, this Agreement cannot be assumed or assumed and assigned by a trustee or debtor-in-possession in bankruptcy as set forth in Section 365(c)(1) of the United States Bankruptcy Code or any similar provisions of state or federal law.
     Section 8.12 Reformatter. In the event (i) BT materially breaches this Agreement and does not cure such breach [***] of receipt of such notice or (ii) in the event of an event triggering AB’s right to terminate this Agreement pursuant to Section 8.06 herein, BT shall use reasonable business efforts to provide AB full access to BT’s Reformatters that are required to manufacture Open Array products covered under the Commercialization Phase of this Agreement, including the required training and production assistance in undertaking Open Array production.
ARTICLE IX. INDEMNIFICATION AND INSURANCE
     Section 9.01 AB Indemnity. AB agrees to indemnify and hold harmless BT, its agents, employees, successors, and assigns from and against all liabilities, losses, damages, claims, and expenses, including legal expenses and fees (collectively, “Losses”) resulting from third party actions, suits or proceedings resulting from or arising out of (i) a material breach by AB of the terms and conditions of this Agreement; (ii) the possession, use, sale or manufacture of System Components by or for AB, to the extent not subject to BT’s indemnification obligations and not caused by BT or resulting from BT’s failure to comply with its obligations, warranties and covenants herein; (iii) the gross negligence or willful misfeasance of AB; or (iv) the failure of AB to comply with all applicable law, rules and regulations applicable to or in connection with the performance of its obligations hereunder.
     Section 9.02 BT Indemnity. BT agrees to indemnify and hold harmless AB, its agents, employees, successors, and assigns from and against all Losses resulting from third party actions, suits or proceedings resulting from or arising out of (i) a material breach by BT of its obligations, warranties and covenants set forth in this Agreement; (ii) defects or negligence in the design, development, formatting or manufacturing of any System Component supplied to AB hereunder; (iii) the possession, use, sale or manufacture of System Components by or for BT, to the extent not subject to BT’s indemnification obligations and not caused by AB or resulting from AB’s failure to comply with its obligations, warranties and covenants herein; (iv) the gross negligence or willful misfeasance of BT; or (v) the failure of BT to comply with all applicable law, rules and regulations applicable to or in connection with the performance of its obligations hereunder. In addition, BT shall indemnify, hold harmless and defend AB from any Losses resulting from a claim that making, using or selling of System Components supplied by BT under this Agreement infringes or misappropriates any intellectual property rights of Third Parties.
     (a) Exclusions. BT shall not be liable to AB for the indemnification required in the last sentence of 9.02 above if such infringement: (a) is caused by modification of the System Component by AB without BT’s approval, where and only to the extent such modification is the basis or grounds for infringement; (b) arises due to System Component that is entirely manufactured and/or supplied according to specifications originating solely with and required by AB, to the extent such specifications are the basis
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

or grounds for infringement; or (c) arises due to use of a System Component by AB in a manner that the parties have previously agreed in writing is forbidden.
     (b) Remedies. Without limiting in any manner AB’s indemnification rights under this Section 9.02 and prior to the inception of any actual lawsuit or similar action against AB, if any System Component is in BT’s reasonable and good-faith opinion likely to become subject to a claim of infringement, BT shall immediately inform the JDC and may consider remedy options including, BT may, at its option and following notice to AB (a) procure for AB the right to continue using the System Component; (b) replace or modify the System Component so that such System Component becomes non-infringing, provided AB previously approves such replacement or modification in writing; and/or (c) recover the System Component and refund to AB the price actually paid for the infringing System Component. Notwithstanding the foregoing, AB shall have the right to require BT to procure (at BT’s expense) a license to make, have made, use, sell, offer for sale and import such System Components under Third Party Intellectual Property rights (but for the avoidance of doubt excepting any patent rights that solely cover Assay chemistry and Assay methods as opposed to patents that also cover Arrays, Instruments or Reformatters) to the extent deemed reasonably necessary by AB to avoid infringement liability at BT’s expense and if BT fails to do so within a reasonable period of time [***] after AB’s request, then AB shall have the right to procure such license and to credit all expenses including royalties paid to such third party against AB’s payment obligations (including, without limitation, Revenue Sharing Payments) under this Agreement.
     (c) With respect to Third Party patent rights that solely cover Assay chemistry and Assay methods, but that do not also cover devices or an apparatus, the JDC will determine which of the Parties shall procure rights to continue using the System Component and determine a reasonable sharing of the cost of such rights procurement.
     Section 9.03 Indemnification Procedures. In any claim for indemnification relating to Losses arising in connection with any action, suit or proceeding asserted by one or more Third Parties against an indemnified party (a “Third Party Claim”), the indemnified party agrees to give the indemnifying Party prompt written notice of such Third Party Claim. The indemnifying Party shall, if it so chooses and acknowledges in writing its obligation to indemnify the indemnified party for a Third Party Claim, be entitled to assume the defense of such Third Party Claim with counsel selected by the indemnifying Party and reasonably satisfactory to the indemnified party. Should the indemnifying Party so elect to assume the defense of a Third Party Claim, the indemnifying Party shall not be liable to the indemnified party for legal expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnifying Party has failed to defend, contest or otherwise protest in a timely manner against such Third Party Claim or (ii) a conflict of interest exists such that separate representation of the indemnified party is appropriate (and in each of case (i) and (ii) the indemnifying Party shall be liable for the reasonable fees and expenses of counsel employed by the indemnified party during such period). If the indemnifying Party assumes such defense, the indemnified party may, at its sole option and expense, participate in such defense and employ
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

separate counsel, and further agrees to cooperate in the conduct of any such defense. If the indemnifying Party assumes such defense, the indemnifying Party shall have the right to settle such Third Party Claim, in its discretion, with a full release of the indemnified party and no admission of liability; provided that the indemnifying Party shall obtain the written consent of the indemnified party, such consent not to be unreasonably withheld, prior to settling any Third Party Claim if as a result thereof the indemnified party would become subject to injunctive or other equitable relief or any remedy other than the payment of money by the indemnifying Party, or if the business of the indemnified party would be adversely affected in any manner. For the avoidance of doubt, the indemnified party may not settle any action, suit or proceeding for which indemnification is sought hereunder without the indemnifying party’s prior written consent.
     Section 9.04 Insurance. BT shall, at its own expense, provide and maintain insurance with a financially sound insurance company having an A.M. Best Rating of A+ or better in the areas of worker’s compensation; employer’s liability for bodily injury suffered through accident or disease; commercial general liability, and other areas of coverage to the reasonable satisfaction of AB, but in no event shall BT carry coverage with limits of less than [***]. BT shall furnish AB certificate(s) of insurance evidencing the coverage required for BT by AB and the insurer’s agreement to provide thirty (30) days’ prior written notice to AB in the event of cancellation or material change in coverage. BT’s insurance policies shall also name AB as an additional insured with coverage for AB at least as broad as provided to BT for liability arising out of System Component supplied pursuant to this Agreement. Such insurance shall be primary to any insurance carried by AB and BT will furnish AB a certificate of insurance evidencing the same.
ARTICLE X. INTELLECTUAL PROPERTY
     Section 10.01 Ownership. Subject to the express licenses granted hereunder to AB, BT will retain all right, title and interest in and to any Intellectual Property rights Controlled BT as of the Effective Date and to any BT Technology (and any Intellectual Property rights therein). Subject to the express licenses granted to BT pursuant to the License Agreement, AB will own all right, title and interest in and to any Intellectual Property rights Controlled by AB as of the Effective Date and to any AB Technology (and any Intellectual Property rights therein). AB and BT will jointly own all Joint IP (and all Intellectual Property rights therein) and, subject to the terms and condition of this Agreement, each Party shall have the right to exploit its undivided one-half interest in such Joint IP (and all Intellectual Property rights therein) without the obligation to account to the other Party, to obtain the other Party’s consent to license or assign such Joint IP (and Intellectual Property rights therein) or to share proceeds from exploitation thereof.
     Section 10.02 Grant-Back Non-Exclusive License. If and to the extent that in the course of this Collaboration Program AB invents, develops or creates an improvement or modification to BT’s design (that incorporates BT’s know-how and designs that are Confidential Information of BT) of BT Open Array™, Reformatter or sample loader for BT Open Array™, the practice of which would require a license to avoid infringing BT’s Intellectual Property rights (such improvement or modification, “AB Improvements”), AB will promptly notify BT of the
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

existence of such AB Improvements to BT. BT shall for [***] after such notification have a right to negotiate with AB a non-exclusive, royalty bearing license in the Field under such AB Improvements to make, have made, use, offer for sale and import any products and to practice any methods claimed by or embodied in such AB Improvements on mutually agreed upon terms and conditions. Such license shall include the right to grant sublicenses to BT’s customers solely to the extent necessary to use such products and/or practice such methods. Such license shall be non-transferable except in connection with the acquisition of substantially all of the assets or equity of BT, whether by sale of assets, merger, stock purchase or otherwise. Such right of negotiation shall expire if the Parties fail to reach agreement within such [***] as may be extended by mutual agreement of the Parties.
     Section 10.03 Disclosure. AB shall promptly disclose in writing to BT all AB Technology and BT shall promptly disclose in writing to AB all BT Technology, in each case through the Joint Development Committee. Each Party shall promptly disclose in writing to the other Party, through the Joint Development Committee, all Joint IP. Without limiting the foregoing, each Party shall disclose in writing to the other Party, through the Joint Development Committee, any such inventions at least [***] prior to filing any patent application that claims or discloses such invention and indicate in such disclosure to the best of its knowledge the identity of the inventors and when the Party proposes to file such patent application. For the avoidance of doubt, all such disclosures shall be subject to the confidentiality obligations set forth in Article 13 herein.
     Section 10.04 Prosecution.
     (a) AB will have the sole right, in its discretion, to file, prosecute and maintain Intellectual Property rights in and to any AB Technology.
     (b) BT will have the sole right, in its discretion, to file, prosecute and maintain Intellectual Property rights in and to any BT Technology.
     (c) AB and BT shall jointly determine the strategy for prosecution and maintenance of Patents (or other intellectual property rights) with respect to Joint IP. The Joint Development Committee, as appropriate, shall determine the most effective means of implementing that strategy, and shall assign the Parties specific responsibility with respect thereto. The Parties shall share equally all reasonable out-of-pocket attorneys fees and prosecution costs (including, without limitation, filing fees, maintenance fees) incurred in connection with such prosecution and maintenance activities, provided that either Party may avoid its responsibility for such costs by assigning its rights in such Joint IP to the other Party. If either Party assigns to the other its rights in such Joint IP, the other Party shall use reasonable efforts to implement the prosecution and maintenance strategy that was previously promulgated by the Joint Development Committee.
     (d) Each Party shall keep the other Party promptly and fully informed of the course of patent prosecution, maintenance or other proceedings pertaining to Joint IP including by providing the other Party with copies of important, substantive communications, search reports and third party observations submitted to or received
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

from patent offices throughout the world. Without limiting the foregoing, a Party shall promptly share with the other Party all patent applications to be filed (as well as drafts thereof) on Joint IP, together with copies of all communications (including, without limitation, office actions, notices of rejection or allowance) with or from patent offices in connection with prosecution and maintenance efforts with respect to such Joint IP. Without limiting the foregoing, each Party shall promptly share with the other receives the complete texts of all Patents filed on Joint IP, interference, opposition, reexamination, reissue, revocation, nullification or any official proceeding involving such Patents anywhere in the world. The other Party shall have the right to assume responsibility for any patent or any part thereof, which the responsible Party intends to abandon or otherwise cause or allow to be forfeited.
     Section 10.05 Third Party Licenses. Subject to the licenses granted hereunder to the other Party (including, any exclusive licenses or exclusive rights granted hereunder by BT to AB) and to any expressly stated restrictions or express stated limitations on the same set forth in this Agreement, each Party shall have the right to grant licenses to Third Parties under Intellectual Property Controlled by such Party.
     Section 10.06 Marking. Each Party will mark Collaboration Products with a patent notice regarding each Party’s patent rights as required by applicable law to preserve the right of the Parties to recover damages for infringement of such intellectual property rights. In addition, the Parties shall agree upon a label license to be affixed to such Collaboration Products, consistent with current practice and the requirements of the License Agreement, to provide Third Party purchasers with limited rights to use such Collaboration Products.
     Section 10.07 Trademark Usage. Each Party hereby grants to the other a royalty-free license to use Trademarks of such Party solely in order to affix to applicable Systems Components distributed hereunder as provided for and in accordance with the terms and conditions of this Agreement and in accordance with the instructions supplied to such other Party by the Party owning or Controlling such Trademark.
     Section 10.08 No Implied Licenses. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THE LICENSE AGREEMENT AND TCSA, BT SHALL HAVE NO LICENSE, RIGHT OR IMMUNITY FROM SUIT, WHETHER EXPRESS, IMPLIED, BY ESTOPPEL OR OTHERWISE, UNDER ANY AB INTELLECTUAL PROPERTY (WHETHER IN-LICENSED OR OWNED BY AB) WHETHER OR NOT THE SAME IS NECESSARY IN ORDER FOR BT TO HAVE FREEDOM TO OPERATE IN CONNECTION WITH ITS CURRENT OR FUTURE BUSINESS.
ARTICLE XI. INFRINGEMENT ACTIONS
     Section 11.01 Defense of Third Party Claims. If a Party learns of any claim or potential claim by any Third Party that any activities within the Collaboration Program infringe any Intellectual Property rights of such Third Party, [***]. If the claim or potential claim involves a
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Collaboration Product, then [***]. Notwithstanding the foregoing, in the event that [***], either Party shall have the right to [***].
     Section 11.02 Infringement by Third Parties. Each Party shall [***] a Third Party may be infringing upon or misappropriating any Intellectual Property [***]. The Party Controlling such Intellectual Property shall [***].
     Section 11.03 Infringement of Joint IP Rights. If a Party believes that a Third Party may be infringing upon or misappropriating any Joint IP (including any Intellectual Property rights therein), that Party shall [***]. Without limiting either Party’s right to license Joint IP (subject to the licenses granted herein), each Party [***]. Each Party shall [***], provided however that, unless otherwise agreed by the Parties, [***]. Each Party [***]. Subject to agreement of both Parties [***], either Party may [***]. The proceeds [***] entered against such Third Party [***] shall first be used to [***] and the remainder shall then be [***].
ARTICLE XII. INTELLECTUAL PROPERTY RELATED
WARRANTIES; CERTAIN OTHER REPRESENTATIONS &
WARRANTIES.
     Section 12.01 Warranty. Each Party represents, warrants and covenants (i) that it owns or Controls the Intellectual Property licensed to the other Party hereunder, (ii) that it has the legal right and authority to enter into this Agreement and perform its obligations hereunder, (iii) that it has not entered into and will not enter into any contracts, assignments, grants, licenses, encumbrances, obligations or agreements, written or oral, that are inconsistent with this Agreement.
     Section 12.02 Disclaimer. Nothing in this Agreement shall be construed as:
     (a) a warranty or representation by either Party as to the validity, enforceability or scope of any intellectual property rights;
     (b) a warranty or representation that anything made, used, sold, or otherwise disposed of pursuant to this Agreement is or will be free from infringement of Patents or other intangible rights of Third Parties;
     (c) except as expressly provided herein, a requirement that a Party shall file any patent application, secure any patent, or maintain any patent in force;
     (d) an obligation on either Party to bring or prosecute actions or suits against Third Parties for infringement of any intellectual property rights;
     (e) except as expressly provided herein, an obligation to furnish any manufacturing or technical information; or
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     (f) except as expressly provided herein, granting by implication, estoppel, or otherwise, any license or rights under Patents, trade secrets, know-how, copyrights, or other intangible rights of either Party.
     Section 12.03 No Implied Warranties. Except as otherwise expressly provided in this Agreement, neither Party makes any representation or warranties, express or implied with respect to the intellectual property rights licensed granted hereunder or the practice of such licenses (including, without limitation, any express or implied representation or warranty that the practice of such licenses would be free from claims of infringement of Third Party intellectual property rights).
ARTICLE XIII. CONFIDENTIALITY
     Section 13.01 Confidentiality Obligations. Each of BT and AB, as a Receiving Party, agrees to hold in confidence, by using the same degree of care as each uses for information of like importance, but not less than a reasonable degree of care, any Confidential Information disclosed to it by the other Party, the Disclosing Party, hereunder, and agrees not to disclose any Confidential Information of the Disclosing Party to any Third Party without the express written consent of the Disclosing Party. The terms and conditions of this Agreement and Joint IP shall be deemed and treated as the Confidential Information of both Parties (subject only to the exceptions set forth in parts (a) and (b) of Section 1.12) until published with the written consent of both Parties or until such time as the same may publish in a published patent application or issue into Patents or other mutually agreed upon statutory forms of intellectual property rights. Notwithstanding the foregoing, if the Receiving Party is compelled by legal process to disclose such Confidential Information, the Receiving Party shall be permitted to do so, but shall give notice to the Disclosing Party of such requirement for disclosure as soon as possible to enable the Receiving Party to take steps to prevent disclosure, and, in absence of any action of the Disclosing Party, shall use its best efforts to restrict such disclosure to the extent reasonably possible. The Receiving Party shall use such Confidential Information only for purposes of the Collaboration Program (or to otherwise exercise any licenses granted hereunder). The Receiving Party may disclose Confidential Information to Third Parties under confidentiality obligations at least as restrictive as those set forth herein to the limited extent necessary to have Collaboration Products made, or to distribute Collaboration Products, as such manufacturing or distribution activities shall otherwise be permitted hereunder. The obligations imposed under this Article shall remain in force for a period of five (5) years following termination or expiration of this Agreement. Notwithstanding the foregoing, with respect to any Confidential Information that consists of a trade secret, that is identified by the Disclosing Party in a written notice delivered to the Receiving Party prior to the date of termination or expiration of this Agreement, the obligations imposed under this Article shall survive (without any temporal limitation) any termination or expiration of this Agreement.
     Section 13.02 Disclosure to Employees. Each of the Parties agrees to assume individual responsibility for the actions and omissions of its respective employees, agents and permitted assigns in conjunction with the Collaboration Program, and to inform such individuals of the
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

responsibilities for confidentiality and nondisclosure under this Agreement, and to obtain their agreement to be bound in the same manner that the Party is bound.
ARTICLE XIV. MISCELLANEOUS
     Section 14.01 Force Majeure. No failure or delay by either Party in the performance of any obligation under this Agreement shall be deemed a breach of this Agreement if the same shall arise from any cause or causes beyond the reasonable control of such Party, including but not limited to the following: Acts of God, fire, storm, flood, earthquake, accident, acts of the public enemy, war, rebellion, insurrection, riots, sabotage, invasions, quarantine, restrictions, strikes, lockouts, transportation embargoes or failures or delay in transportation or public infrastructure arising from any of above-cited causes.
     Section 14.02 Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California as applied to contracts between California residents entered into and to be performed entirely within California, and without regard to any conflicts of laws rules or principles.
     Section 14.03 Notices. All notices to be given with respect to this Agreement shall be in writing, in English, and sent to the other Party by registered, or certified mail, express courier service, or by facsimile, to the addresses set forth below, or such other address as either Party may hereafter designate by proper notice in writing to the other Party.

If to BT	Biotrove, Inc.
12 Gill Street
Woburn MA 0180

Atn.: President & CEO
Fax: (781) 721-3601

If to AB	Applied Biosystems
850 Lincoln Centre Drive
Foster City, CA 94404 USA

Attn.: Vice President, Intellectual Property
Fax. (650) 638-6677
     Notice shall be effective upon receipt by the addressee, or if earlier, upon written confirmation of delivery by the carrier.
     Section 14.04 Assignment. Neither this Agreement nor any right or obligation arising hereunder may be assigned, in whole or in part, by contract, by operation of law or otherwise, by a Party without the prior written consent of the other Party. Notwithstanding the foregoing, either Party may assign its right and obligations hereunder in their entirety to a purchaser or acquirer of substantially all of such Party’s assets or equity (whether by asset purchase, merger or stock acquisition). In the event of any permitted assignment, this Agreement shall remain
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

binding on the assignor. Subject to the restrictions on assignment set forth herein, this Agreement shall inure to the benefit of the successors and permitted assigns of each of the Parties hereto.
     Section 14.05 Complete Agreement. This Agreement sets forth and constitutes the complete, final and exclusive agreement between AB and BT with respect to the subject matter hereof and supersedes any and all prior agreements, understandings, promises and representations made by AB or BT concerning the subject matter hereof and the terms applicable hereto. This Agreement may not be released, discharged, amended or modified in any manner except by an instrument in writing signed by duly authorized officers of AB and BT.
     Section 14.06 Severability. If any provision of this Agreement is held or discovered to both Parties’ satisfaction to be illegal, invalid or unenforceable in any jurisdiction or to render any patent in that jurisdiction unenforceable, the provision, as it applies to that jurisdiction only, shall be replaced automatically, as part of the document, by a provision as similar in terms as possible but not subject to such infirmity, in order to achieve the intent of the Parties to the extent possible. In any event, as to that jurisdiction, all other provisions of this Agreement shall be deemed valid and enforceable to the full extent possible.
     Section 14.07 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute together but one and the same document.
     Section 14.08 Further Assurances. Each Party shall duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including, without limitation, the filing of such assignments, agreements, documents and instruments, as may be necessary or as the other Party may reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes hereof, or to better assure and confirm unto such other Party its rights and remedies under this Agreement.
     Section 14.09 No Waiver. Any delay or failure by either Party to enforce at any time any of its rights under any provision of this Agreement shall not be deemed to be a waiver of that Party’s right thereafter to enforce such rights or a waiver of such provision or of that Party’s right to resort to any remedy available to it. A waiver on one occasion shall not be construed as a waiver of any right an any other occasion.
     Section 14.10 Construction. Except where the context otherwise requires, wherever used, the singular shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders and the word “or” is used in the inclusive sense. The captions and headings of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement. Both Parties and their counsel have participated equally in the formation of this Agreement. The language of this Agreement shall not be presumptively construed against either Party.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     Section 14.11 Relationship. The relationship of AB and BT established by this Agreement is that of independent contractors, and nothing contained in this Agreement shall be construed to constitute the Parties as principal and agent, partners, co-owners or otherwise as participants in common undertaking. Neither AB nor BT, as the case may be, nor any of either Party’s Affiliates, agents or employees, are the representatives of the other Party for any purpose nor do they have any power or authority as agents, employees or in any other capacity to represent, act for, bind, or otherwise create or assume any obligation on behalf of the other Party for any purpose whatsoever.
     Section 14.12 Public Announcements. Except to the extent required by applicable law, neither Party shall issue any press release or make any other public announcement or public disclosure regarding this Agreement or the Collaboration Program without first consulting with the other Party regarding the contents of such communication and obtaining the consent of the other party regarding such communication (unless and to the extent such contents have previously been so cleared for public disclosure).
     Section 14.13 List of Exhibits:

Exhibit	Title
A	Project Plan (includes System Components)

B	Specifications (AB Product Requirement Document and Product Specification Document)

C	Safety Stock

D	Form of Certificate of Analysis

E	License Agreement

F	BT Third Party Commitments (pursuant to Section 2.02)

G	Certain BT Intellectual Property

H	Transfer Price Calculations

I	Change Notification Procedure
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     IN WITNESS WHEREOF, the Parties hereto have duly executed this AGREEMENT as of the Effective Date.

Applera Corporation, through its Applied Biosystems Group		BioTrove, Inc.

By	/s/ Mark P. Stevenson	By:	/s/ Albert A. Luderer

	Name: Mark P. Stevenson		Name: Albert A. Luderer
	Title: Executive Vice President		Title: President & Chief Executive Officer
Applied Biosystems

Approved for Signature
By:	/s/ Andrew T. Karnakis
	Name:	Andrew T. Karnakis
	Date:	11/9/07
Applied Biosystems Legal Department

Approved for Signature
By:	/s/ Todd Lee
	Name:	Todd Lee
	Date:	11/9/07
Applied Biosystems Finance Department

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

PRD/PSD/Traceability Matrix	Product Requirements
EXHIBIT A
[Applied BioSystems Logo]
Beamer
Integrated Project Plan
Version 0.7
Applied Biosystems
Project Manager: Stephen Gunstream
October 11, 2007

For internal use only. This document contains confidential, proprietary information of Applied Biosystems. It may not be reproduced or copied without prior written permission from Applied Biosystems.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Table of Contents

Table of Contents	i
Revision History	iii
Introduction	1
Project Scope Statement	2
Project Justification & Purpose	2
Project Success Criteria	3
Trade-Off Matrix	3
Work Breakdown Structure and Ownership	4
Project Assumptions	4
Organization	5
Project Team	5
Roles & Responsibilities	6
Performance Measures	8
High-Level Timeline & Milestones	8
High-Level Cost Estimate	11
Monitoring and Control	13
Monitoring and Control Processes	13
Project Meeting Matrix	14
Project Document/Report Matrix	15
Appendix A — Scope Definition	16
F01: Project Management	16
F02: Product Management	17
F03: Portal	18
F04: OpenArray and HW/FW R&D	19
F05: Reagent Consumables R&D	20
F06: Software R&D	21
F07: Verification and Validation	22

For internal use only. This document contains confidential, proprietary information of Applied Biosystems. It may not be reproduced or copied without prior written permission from Applied Biosystems.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Page i

F08: Assay Mfg & Operations	23
F09: OpenArray Consumables Manufacturing	24
F10: OpenArray Instrumentation Manufacturing	25
F11: Quality & Compliance	26
F12: Service & Support	27
F13: Legal	27
F14: Field & Customer Documentation	29
F15: Reagent Consumables Mfg & Operations	30
F16: Business S stems	31
F17: Systems Engineering	31
F18: Affiance Management	33
F19: Assay R&D	34
Appendix B — Schedule and Cost Improvement Ideas	35
Appendix C — Glossary of Terms	36

For internal use only. This document contains confidential, proprietary information of Applied Biosystems. It may not be reproduced or copied without prior written permission from Applied Biosystems.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Page ii

Revision History

Version	Date	Author	Notes
0.6	28Sep07	S2insight	• Results of Sept. 26-28, 2007 IntensiveTM Session
0.7	11Oct07	Stephen Gunstream	• Updated — noted TBDs

For internal use only. This document contains confidential, proprietary information of Applied Biosystems. It may not be reproduced or copied without prior written permission from Applied Biosystems.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Page iii

Introduction
     This document defines the Integrated Project Plan (IPP) for the Definition stage of the Beamer project It includes the following sections:
•	Project Scope
•	Justification & Purpose

•	Objectives

•	Deliverables

•	Constraints

•	Assumptions
•	Work Breakdown Structure
•	Performance Measures
•	High-level Timeline & Milestones

•	High-level Cost Estimate
•	Organization
•	Project Team

•	Roles & Responsibilities

•	Team Values
•	Monitoring and Control

•	Appendices
     Companion documents that complete the definition of this IPP include:
•	Beamer Schedule — Project schedule in Microsoft Project® format showing complete work breakdown structure, task owners, task dependencies and critical path.

•	Beamer Risk Register — Risk Register in MS Excel® format showing risk identification and assessment as well as response plans.

•	Beamer Issues & Action Log — A table of issues and actions in MS Excel® format showing date of identification and resolution, responsibility, and status.
     This plan was developed collaboratively by the project team and has been reviewed and approved by the project Sponsor. All changes to the plan will be managed through the Change Management Process.

For internal use only. This document contains confidential, proprietary information of Applied Biosystems. It may not be reproduced or copied without prior written permission from Applied Biosystems.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Project Scope Statement
Project Justification & Purpose
     This project has been chartered to meet the business and product needs as specified in the Project Charter document. The primary needs are as follows:
•	TBD
     As a consequence of these needs, the overall statement of purpose for the Beamer project is as follows:
                     Overall Statement of Purpose
                     To [***].
     The [***]. The statement of purpose for the current stage is as follows:
                     Statement of Purpose [***] -
                     [***]
                     [***].

For internal use only. This document contains confidential, proprietary information of Applied Biosystems. It may not be reproduced or copied without prior written permission from Applied Biosystems.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Project Success Criteria
     The following table documents the criteria (quantifiable wherever possible) that must be met for the project to be considered successful (i.e., what constitutes success for the project after the fact).

Objectives Included	Objectives Not Included
• [***]
• [***]

• [***]
• [***]
• [***]	• [***]

• [***]	• [***]
• [***]	• [***]
• [***]	• [***]
• [***]	• [***]
• [***]
• [***]	• [***]
• [***]
• [***]
• [***]
• [***]	• [***]
• [***]
• [***]
• [***]
• [***]
Trade-Off Matrix
     The following matrix documents the options available when critical trade-offs must be made between the Scope, Schedule, and Resource/Cost parameters. This matrix captures both stakeholder and project Sponsor guidance.

Parameter	Few Options	Some Options	Most Options
Scope	Scope
Options	1. [***]
2. [***]
Schedule			Schedule
Options	1. [***]
Resource/Cost		Resources
Options	1. [***]

For internal use only. This document contains confidential, proprietary information of Applied Biosystems. It may not be reproduced or copied without prior written permission from Applied Biosystems.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Work Breakdown Structure and Ownership
     The following categories represent the principal work groups of the Beamer project and which organization is primarily responsible. Refer to the Work Breakdown Structure and Ownership of Deliverables for more details.

#	Applied Biosystems	BioTrove
F01	[***]
F02	[***]
F03	[***]
F04		[***]
F05	[***]
F06		[***]
F07	[***]
F08	[***]
F09		[***]
F10		[***]
F11	[***]
F12	[***]
F13	[***]	[***]
F14	[***]
F15	[***]
F16	[***]
F17	[***]
F18	[***]
F19	[***]
Project Assumptions
     The following are the critical assumptions on which the plan is built. Assumptions are factors that are considered to be true, real, or certain.
     [***]
          1.     [***].
          2.     [***].

For internal use only. This document contains confidential, proprietary information of Applied Biosystems. It may not be reproduced or copied without prior written permission from Applied Biosystems.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          3.     [***].
          4.     [***].
          5.     [***].
          6.     [***].
Organization
Project Team
     The following identifies the Project Team. Included in the table below are:
•	[***]

•	[***]
•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]
•	[***] — [***]

Role	Name
[***]
[***]	[***]

[***]
[***]	[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]

For internal use only. This document contains confidential, proprietary information of Applied Biosystems. It may not be reproduced or copied without prior written permission from Applied Biosystems.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

[***]
[***]

[***]
[***]

[***]
Roles & Responsibilities
     The following identifies the major Roles and Responsibilities for the project, as well as the most critical resource issues for each team. Only major contributors are identified, especially where cross-functional support is required.

Function	Deliverable	Owner	Contributors	Resource Issues
[***]		[***]
[***]	• [***]	• [***]	• [***]	•
[***]	• [***]	• [***]	• [***]	•
[***]	• [***]	• [***]	• [***]	•
[***]	• [***]	• [***]	• [***]	•
[***]	•	• [***]	•	•
[***]	• [***]	• [***]	• [***]	•
[***]	• [***]	• [***]	• [***]	•
[***]	• [***]	• [***]	• [***]	•
[***]	• [***]	• [***]	• [***]	•
[***]	• [***]	• [***]	• [***]	•
[***]	• [***]	• [***]	• [***]	•
[***]	• [***]	• [***]	• [***]	•
[***]	• [***]	• [***]	• [***]	•
[***]	• [***]	• [***]	• [***]	•
[***]	• [***]	• [***]	• [***]	•
[***]	• [***]	• [***]	• [***]	•
[***]	•	•	•	•
[***]		• [***]		•
[***]	• [***]	• [***]	• [***]	• [***]
[***]	• [***]	• [***]	• [***]	• [***]
[***]		• [***]
[***]	• [***]	• [***]	• [***]	• [***]

For internal use only. This document contains confidential, proprietary information of Applied Biosystems. It may not be reproduced or copied without prior written permission from Applied Biosystems.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Function	Deliverable	Owner	Contributors	Resource Issues
[***]	•	•	•	•
[***]		• [***]	•	•
[***]	• [***]	• [***]	• [***]	• [***]
[***]	• [***]	• [***]	• [***]	•
[***]	•	• [***]	•	•
[***]	• [***]	• [***]	• [***]	• [***]
	• [***]	• [***]	• [***]	• [***]
[***]		• [***]		• [***]
[***]	• [***]	• [***]
[***]	• [***]	• [***]	• [***]	• [***]
[***]	• [***]	• [***]	• [***]	• [***]
[***]	•	• [***]	•	•
[***]	• [***]	• [***]	• [***]	•
[***]	• [***]	• [***]	• [***]	•
[***]	• [***]	• [***]	• [***]	• [***]
[***]	• [***]	• [***]	• [***]
[***]		• [***]
[***]	• [***]	• [***]	• [***]	•
[***]	• [***]	• [***]	• [***]	•
[***]	• [***]	• [***]	• [***]	•
[***]		• [***]
[***]	• [***]	• [***]	• [***]	•
[***]		• [***]		•
[***]	• [***]	• [***]	• [***]	•
[***]	• [***]	• [***]	• [***]	•
[***]		• [***]		• [***]
[***]	• [***]	• [***]	•	•
[***]	• [***]	• [***]	•	•
[***]	• [***]	• [***]	•	•
[***]	• [***]	• [***]	• [***]	•
[***]	•	• [***]	•	•
[***]	• [***]	• [***]	• [***]	•
[***]	•	•	•	•
[***]		• [***]		• [***]
[***]	• [***]	• [***]	• [***]	•
[***]	•	• [***]	•	• [***]

For internal use only. This document contains confidential, proprietary information of Applied Biosystems. It may not be reproduced or copied without prior written permission from Applied Biosystems.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Function	Deliverable	Owner	Contributors	Resource Issues
[***]	• [***]	• [***]	• [***]	• [***]
[***]	• [***]	• [***]	• [***]	• [***]
[***]	•	• [***]	•	• [***]
[***]	• [***]	• [***]	• [***]	• [***]
[***]	• [***]	• [***]	• [***]	• [***]
[***]	•	• [***]	•	• [***]
[***]	• [***]	• [***]	• [***]	• [***]
[***]	• [***]	• [***]	• [***]	• [***]
[***]	•	• [***]	•	•
[***]	• [***]	• [***]	• [***]	•
[***]	• [***]	• [***]	• [***]	•
[***]	•	• [***]	•	•
[***]	• [***]	• [***]	• [***]	•
[***]	• [***]	• [***]	• [***]	•
Performance Measures
High-Level Timeline & Milestones — TBD
     The following major milestones constitute a high-level timeline for the Beamer project.
     This timeline is an integration of the top-down business requirements (target milestones) imposed by business necessity, and the bottom-up realities documented in the detailed project schedule.

Month, Year	Major Milestones
January, 2008	•
February, 2008	•
March, 2008	•
April, 2008	•
May, 2008	•
June, 2008	•
July, 2008	•
August, 2008	•

For internal use only. This document contains confidential, proprietary information of Applied Biosystems. It may not be reproduced or copied without prior written permission from Applied Biosystems.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Month, Year	Major Milestones
September, 2008	•
October 2008	•
November, 2008	•
December, 2008	•
<Use this table or the one on the following page — delete one or the other.>

For internal use only. This document contains confidential, proprietary information of Applied Biosystems. It may not be reproduced or copied without prior written permission from Applied Biosystems.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

			[***]												[***]
Target Milestone	Schedule	Actual	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]N	[***]
[***]	[***]	[***]	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
[***]	[***]	[***]	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
[***]	[***]	[***]	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
[***]	[***]	[***]	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
[***]	[***]	[***]	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
[***]	[***]	[***]	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
Project Deliverables	Schedule	Actual
[***]	[***]	[***]	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
[***]	[***]	[***]	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
[***]	[***]	[***]	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
[***]	[***]	[***]	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
[***]	[***]	[***]	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
[***]	[***]	[***]	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
[***]	[***]	[***]	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
[***]	[***]	[***]	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
[***]	[***]	[***]	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
[***]	[***]	[***]	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
[***]	[***]	[***]	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
[***]	[***]	[***]	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
[***]	[***]	[***]	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
[***]	[***]	[***]	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
[***]	[***]	[***]	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
[***]	[***]	[***]	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
[***]	[***]	[***]	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
[***]	[***]	[***]	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
[***]	[***]	[***]	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
[***]	[***]	[***]	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
Milestones	[***]	[***]	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
Deliverables	[***]	[***]	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*

For internal use only. This document contains confidential, proprietary information of Applied Biosystems. It may not be reproduced or copied without prior written permission from Applied Biosystems.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

High-Level Cost Estimate — TBD
The following table constitutes a high-level cost estimate for the Beamer project. This cost estimate is based on:
•	Project schedule & associated resource requirements

•	Capital expenditures

•	Variable expenses
This cost estimate shows both the target project cost estimate (Budget), along with the forecast cost estimate (Forecast) based on the detailed project schedule.
<Example — Fill out and replace>

PROJECT COSTS	2004						2005
	J	A	S	O	N	D	J	F	M	A	M	J	J	A	S	O	N	D	Total
BUDGET
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
FORECAST
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
* [***]

For internal use only. This document contains confidential, proprietary information of Applied Biosystems. It may not be reproduced or copied without prior written permission from Applied Biosystems.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

PROJECT COSTS	2004						2005
	J	A	S	O	N	D	J	F	M	A	M	J	J	A	S	O	N	D	Total
[***] [***]

For internal use only. This document contains confidential, proprietary information of Applied Biosystems. It may not be reproduced or copied without prior written permission from Applied Biosystems.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Monitoring and Control
     This section defines the critical processes for monitoring and controlling the Beamer project.
Monitoring and Control Processes — TBD
     The following are references to specific customizations of the Monitoring and Control processes that will be used to control the project.
•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]
Project-specific elements of the Monitoring and Control processes are contained below.

For internal use only. This document contains confidential, proprietary information of Applied Biosystems. It may not be reproduced or copied without prior written permission from Applied Biosystems.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Project Meeting Matrix — [TBD]

Location or
Meeting Type	Meeting Owner	Frequency — Day/Date	Time & Time Zone	Teleconference #	Attendees	Objective
[***]	[***]	[***]			[***]	[***]
• [***]
• [***]
• [***]
• [***]
• [***]
[***]	[***]	[***]			[***]
[***]	[***]	[***]			[***]	[***]
[***]	[***]	[***]			[***]	[***]
[***]	[***]	[***]			[***]	[***]
[***]	[***]	[***]			[***]	[***]

For internal use only. This document contains confidential, proprietary information of Applied Biosystems. It may not be reproduced or copied without prior written permission from Applied Biosystems.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Project Document/Report Matrix — [TBD]

Report/Document Type	Report Owner	Frequency — Day/Date	Distribution Method	Intended Recipients	Contents
[***]	[***]	[***]	[***]	[***]	[***]
• [***] • [***] • [***]
[***]	[***]	[***]	[***]	[***]	• [***] • [***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	• [***] • [***] • [***] • [***] • [***]

For internal use only. This document contains confidential, proprietary information of Applied Biosystems. It may not be reproduced or copied without prior written permission from Applied Biosystems.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Appendix A — Scope Definition
F01: Project Management

In Scope	Out Scope
[***]	[***]
[***]	[***]
[***]	[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
Major Deliverables (for Start of SDC Checkpoint)
•       [***]
•       [***]
•       [***]
•       [***]

For internal use only. This document contains confidential, proprietary information of Applied Biosystems. It may not be reproduced or copied without prior written permission from Applied Biosystems.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

F02: Product Management

Scope	Out of Scope
• [***]	[***]
• [***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	•
[***]	•
[***]	•
[***]	•
[***]	•
[***]	•
[***]	•
[***]	•
[***]	•
[***]	•
[***]	•
[***]	•
[***]	•
[***]	•
[***]	•
Major Deliverables

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

For internal use only. This document contains confidential, proprietary information of Applied Biosystems. It may not be reproduced or copied without prior written permission from Applied Biosystems.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

F03: Portal

In Scope	Out of Scope
• [***]	[***]
• [***]	[***]
• [***]	[***]
• [***]	[***]
• [***]	[***]
• [***]
• [***]
• [***]
• [***]
• [***]
• [***]
• [***]
Major Deliverables
•     [***]
•     [***]

For internal use only. This document contains confidential, proprietary information of Applied Biosystems. It may not be reproduced or copied without prior written permission from Applied Biosystems.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

F04: OpenArray and HW/FW R&D

In Scope	Out of Scope
• [***]	• [***]
• [***]	• [***]
• [***]	• [***]
• [***]	• [***]
• [***]	• [***]
• [***]
• [***]
• [***]
• [***]
• [***]
Major Deliverables
•     [***]
•     [***]

For internal use only. This document contains confidential, proprietary information of Applied Biosystems. It may not be reproduced or copied without prior written permission from Applied Biosystems.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

F05: Reagent Consumables R&D

In Scope	Out of Scope
• [***]	• [***]
• [***]	• [***]
• [***]	• [***]
• [***]	• [***]
• [***]
Major Deliverables
•     [***]
•     [***]

For internal use only. This document contains confidential, proprietary information of Applied Biosystems. It may not be reproduced or copied without prior written permission from Applied Biosystems.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

F06: Software R&D

In Scope	Out of Scope
• [***]	• [***]
• [***]	• [***]
• [***]
Major Deliverables
•     [***]

For internal use only. This document contains confidential, proprietary information of Applied Biosystems. It may not be reproduced or copied without prior written permission from Applied Biosystems.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

F07: Verification and Validation

In Scope	Out of Scope
• [***]	• [***]
• [***]	• [***]
• [***]	• [***]
• [***]	• [***]
• [***]
• [***]
• [***]
Major Deliverables
•     [***]
•     [***]
•     [***]

For internal use only. This document contains confidential, proprietary information of Applied Biosystems. It may not be reproduced or copied without prior written permission from Applied Biosystems.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

F08: Assay Mfg & Operations

In Scope	Out of Scope
• [***]	• [***]
• [***]	• [***]
• [***]
• [***]
• [***]
• [***]
• [***]
• [***]
• [***]
Major Deliverables
•     [***]
•     [***]
•     [***]
•     [***]
•     [***]

For internal use only. This document contains confidential, proprietary information of Applied Biosystems. It may not be reproduced or copied without prior written permission from Applied Biosystems.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

F09: OpenArray Consumables Manufacturing

In Scope	Out of Scope
• [***]	• [***]
• [***]	• [***]
• [***]	• [***]
• [***]	• [***]
• [***]	• [***]
• [***]
Major Deliverables
•     [***]
•     [***]
•     [***]

For internal use only. This document contains confidential, proprietary information of Applied Biosystems. It may not be reproduced or copied without prior written permission from Applied Biosystems.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

F10: OpenArray Instrumentation Manufacturing

In Scope	Out of Scope
• [***]	• [***]
• [***]	• [***]
• [***]	• [***]
• [***]	• [***]
• [***]
• [***]
• [***]
Major Deliverables
•      [***]
•      [***]

For internal use only. This document contains confidential, proprietary information of Applied Biosystems. It may not be reproduced or copied without prior written permission from Applied Biosystems.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

F11: Quality & Compliance

In Scope	Out of Scope
• [***]	• [***]
• [***]
• [***]
• [***]
• [***]
• [***]
• [***]
• [***]
Major Deliverables
•     [***]

For internal use only. This document contains confidential, proprietary information of Applied Biosystems. It may not be reproduced or copied without prior written permission from Applied Biosystems.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

F12: Service & Support

In Scope (Instruments Only)	Out of Scope
• [***]	• [***]
• [***]	• [***]
• [***]	• [***]
• [***]
• [***]
• [***]
• [***]
• [***]
• [***]
• [***]
• [***]
• [***]
• [***]
• [***]
• [***]
• [***]
• [***]
• [***]
• [***]
• [***]
Major Deliverables
•       [***]
•       [***]
•       [***]
F13: Legal

In Scope	Document Review
• [***]	• [***]
• [***]	• [***]
• [***]
• [***]

For internal use only. This document contains confidential, proprietary information of Applied Biosystems. It may not be reproduced or copied without prior written permission from Applied Biosystems.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Major Deliverables
•      [***]
•      [***]

For internal use only. This document contains confidential, proprietary information of Applied Biosystems. It may not be reproduced or copied without prior written permission from Applied Biosystems.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

F14: Field & Customer Documentation

Scope	Out of Scope
• [***]	• [***]
• [***]	• [***]
• [***]	• [***]
• [***]	• [***]
• [***]	• [***]
• [***]	• [***]
• [***]	• [***]
• [***]
• [***]
Major Deliverables
•      [***]

For internal use only. This document contains confidential, proprietary information of Applied Biosystems. It may not be reproduced or copied without prior written permission from Applied Biosystems.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

F15: Reagent Consumables Mfg & Operations

In Scope	Out of Scope
• [***]	• [***]
• [***]	• [***]
• [***]	• [***]
• [***]
Major Deliverables
•     [***]
•     [***]

For internal use only. This document contains confidential, proprietary information of Applied Biosystems. It may not be reproduced or copied without prior written permission from Applied Biosystems.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

F16: Business Systems

In Scope	Out of Scope
• [***]	•
• [***]	•
• [***]	•
• [***]	•
• [***]	•
• [***]	•
• [***]	•
• [***]	•
• [***]	•
• [***]	•
• [***]	•
• [***]	•
• [***]	•
Major Deliverables
•     [***]
•     [***]
F17: Systems Engineering

In Scope	Out of Scope
• [***]	•
• [***]	•
• [***]	•
• [***]	•
Major Deliverables
•     [***]
•     [***]

For internal use only. This document contains confidential, proprietary information of Applied Biosystems. It may not be reproduced or copied without prior written permission from Applied Biosystems.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

For internal use only. This document contains confidential, proprietary information of Applied Biosystems. It may not be reproduced or copied without prior written permission from Applied Biosystems.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

F18: Affiance Management

In Scope	Out of Scope
• [***]	• [***]
• [***]	• [***]
• [***]	• [***]
• [***]	• [***]
• [***]	• [***]
• [***]	• [***]

Major Deliverables
• [***]
• [***]

For internal use only. This document contains confidential, proprietary information of Applied Biosystems. It may not be reproduced or copied without prior written permission from Applied Biosystems.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

F19: Assay R&D

In Scope	Out of Scope
• [***]	• [***]

Major Deliverables
• [***]

• [***]

For internal use only. This document contains confidential, proprietary information of Applied Biosystems. It may not be reproduced or copied without prior written permission from Applied Biosystems.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Appendix B — Schedule and Cost Improvement Ideas

Idea	Advantages	Disadvantages
•	•	•

•	•	•

•	•	•

•	•	•

•	•	•

•	•	•

•	•	•

•	•	•

•	•	•

•	•	•

For internal use only. This document contains confidential, proprietary information of Applied Biosystems. It may not be reproduced or copied without prior written permission from Applied Biosystems.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Appendix C — Glossary of Terms

Abbreviation	Definition
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

For internal use only. This document contains confidential, proprietary information of Applied Biosystems. It may not be reproduced or copied without prior written permission from Applied Biosystems.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

EXHIBIT B
PRD 1 PSD / TRACEABILITY MATRIX
Project Name: Beamer
Project Number: 810003350
Document Version:
Note: Product Requirements and Products Specifications are finalized prior to the Start Development Checkpoint (SDC). Beamer anticipate SDC in March 2008.

Product
Customer Req.				Req.
Number	Customer Requirement Description	VOC Mapping	Priority	Number	Product Requirement Description
Product Configuration Requirements (10)				Product Configuration Requirements (10)

[***]	[***]	[***]	[***]	[***]	[***]

				[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

				[***]	[***]

			[***]	[***]	[***]

			[***]	[***]	[***]

			[***]	[***]	[***]

[***]				[***]

[***]	[***]	[***]	[***]	[***]	[***]

			[***]	[***]	[***]

			[***]	[***]	[***]

			[***]	[***]	[***]

			[***]	[***]	[***]

			[***]	[***]	[***]

			[***]	[***]	[***]

[***]		[***]	[***]	[***]	[***]

[***]		[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Product
Customer Req.				Req.
Number	Customer Requirement Description	VOC Mapping	Priority	Number	Product Requirement Description
[***]		[***]	[***]	[***]	[***]

[***]		[***]	[***]	[***]	[***]

[***]		[***]	[***]	[***]	[***]

[***]		[***]	[***]	[***]	[***]

			[***]	[***]	[***]

				[***]	[***]

Usability and Reliability Requirements (30)				Usability and Requirements (30)

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

			[***]	[***]	[***]

			[***]	[***]	[***]

			[***]	[***]	[***]

			[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

			[***]	[***]	[***]

			[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

			[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

			[***]	[***]	[***]

			[***]	[***]	[***]

			[***]	[***]	[***]

			[***]	[***]	[***]

			[***]	[***]	[***]

			[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Product
Customer Req.				Req.
Number	Customer Requirement Description	VOC Mapping	Priority	Number	Product Requirement Description
User Interface Requirements (40)				User Interface Requirements (40)

[***]	[***]	[***]	[***]	[***]	[***]

			[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

			[***]	[***]	[***]

			[***]	[***]	[***]

			[***]	[***]	[***]

			[***]	[***]	[***]

			[***]	[***]	[***]

			[***]	[***]	[***]

			[***]	[***]	[***]

			[***]	[***]	[***]

Non-user-Interface Requirements (50)			Non-user-Interface Requirements (50)

[***]	[***]	[***]	[***]	[***]	[***]

				[***]	[***]

				[***]	[***]

				[***]	[***]

Security Requirements (60)			Security Requirements (60)

[***]	[***]		[***]	[***]	[***]

				[***]	[***]

Cost Requirements (70)				Cost Requirements (70)

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

Product Quality Requirements (80)				Product Quality Requirements (80)

[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Product
Customer Req.				Req.
Number	Customer Requirement Description	VOC Mapping	Priority	Number	Product Requirement Description
			[***]	[***]	[***]

			[***]	[***]	[***]

			[***]	[***]	[***]

			[***]	[***]	[***]

			[***]	[***]	[***]

			[***]	[***]	[***]

Environmental Health & Safety Requirements (90)				Environmental Health & Safety Requirements (90)

[***]	[***]		[***]	[***]	[***]

[***]	[***]		[***]	[***]	[***]

[***]	[***]		[***]	[***]	[***]

Regulatory Requirements (100)				Regulatory Requirements (100)

[***]				[***]

Documentation Requirements (110)				Documentation Requirements (110)

[***]	[***]		[***]	[***]	[***]

			[***]	[***]	[***]

			[***]	[***]	[***]

			[***]	[***]	[***]

			[***]	[***]	[***]

			[***]	[***]	[***]

			[***]	[***]	[***]

			[***]	[***]	[***]

			[***]	[***]	[***]

Packaging Labeling & Shipping Requirements (120)				Packaging Labeling & Shipping Requirements (120)

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

			[***]	[***]	[***]

			[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Product
Customer Req.				Req.
Number	Customer Requirement Description	VOC Mapping	Priority	Number	Product Requirement Description

			[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

				[***]	[***]

Testing Requirements (130)				Testing Requirements (130)

[***]				[***]

Installation Requirements (140)				Installation Requirements (140)

[***]	[***]	[***]	[***]	[***]	[***]

			[***]	[***]	[***]

			[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

EXHIBIT C
INSTRUMENTS

PART NUMBER	DRAWING NUMBER	DESCRIPTION	SAFETY STOCK	COMMENT
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
CONSUMABLES

	DRAWING		SAFETY
PART NUMBER	NUMBER	DESCRIPTION	STOCK	COMMENT
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

EXHIBIT D
Certificate of Analysis

Product	: Applied Biosystems 7900HT Gene Expression Micro Fluidic Card, Configuration 4
Part No.	: 4342253
Lot No.	: A0349
Release Date	: 17 Jun 04
Expiration Date	: 18 Jun 05
Each lot of material is tested to the following specifications:

Test	Result
[***]	[***]

[***]	[***]
WARRANTY STATEMENT
Every consumable product provided by Applied Biosystems is guaranteed to perform as specified for one year from the date of shipment, unless otherwise indicated on the product label. If you have a question, call your local Applied Biosystems Customer Service Representative for assistance.

Approved by:	/s/ Illegible
[Applied Biosystems logo]
Quality Assurance Manager
Notice: For Research Use Only. Not for use in diagnostic procedures.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

EXHIBIT E
PATENT LICENSE AGREEMENT
See Exhibit 10.5 to the Registrant’s S-1 Registration Statement
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

EXHIBIT F
Current Customer Commitments: 11-08-07
          ARTICLE XV. [***].
          ARTICLE XVI. [***].
          ARTICLE XVII. [***].
          ARTICLE XVIII. [***].
          ARTICLE XIX. [***].
          ARTICLE XX. [***].
          ARTICLE XXI. [***].
          ARTICLE XXII. [***].
          ARTICLE XXIII. [***].
     Section 23.01 Pricing agreement for [***].
     Section 23.02 Pricing agreement for [***].
     Section 23.03 Pricing agreement for [***].
     Section 23.04 Pricing agreement for [***].
     Section 23.05 Pricing agreement for [***]
     Section 23.06 Pricing agreement for [***].
     Section 23.07 Pricing agreement for [***].
     Section 23.08 Pricing agreement for [***].
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

EXHIBIT G
BioTrove OpenArray IP Portfolio — September 2007
Case 65643

Status	Serial Number	Priority Information	Patent No.	Title	Filed	Issued	Country/Region
[***]	[***]		[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]		[***]
[***]	[***]	[***]		[***]	[***]		[***]
[***]	[***]	[***]		[***]	[***]		[***]
[***]	[***]	[***]		[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]		[***]
Case 65647 Stanford

Status	Serial Number	Priority Information	Patent No,	Title	Filed	Issued	Country/Region
[***]	[***]	[***]		[***]	[***]		[***]
[***]	[***]	[***]		[***]	[***]		[***]
[***]	[***]	[***]		[***]	[***]		[***]
[***]			[***]	[***]			[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]	[***]		[***]
[***]	[***]	[***]		[***]			[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Case 65649

Status	Serial Number	Priority Information	Patent No.	Title	Filed	Issued	Country/Region
[***]	[***]			[***]	[***]		[***]
[***]	[***]	[***]		[***]	[***]		[***]
[***]	[***]	[***]		[***]	[***]		[***]
[***]	[***]	[***]		[***]	[***]		[***]
Case 65663-
US1

Status	Serial Number	Priority Information	Patent No.	Title	Filed	Issued	Country/Region
[***]	[***]	[***]		[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]		[***]
[***]	[***]	[***]		[***]	[***]		[***]
[***]	[***]	[***]		[***]	[***]		[***]
Case 65671

Status	Serial Number	Priority Information	Patent No.	Title	Filed	Issued	Country/Region
[***]	[***]	[***]		[***]	[***]		[***]
Case 65672

Status	Serial Number	Priority Information	Patent No.	Title	Filed	Issued	Country/Region
[***]	[***]	[***]		[***]	[***]		[***]
[***]	[***]	[***]		[***]	[***]		[***]
[***]	[***]	[***]		[***]	[***]		[***]
[***]	[***]	[***]		[***]	[***]		[***]
[***]	[***]	[***]		[***]	[***]		[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Case 65689 MIT

Status	Serial Number	Priority Information	Patent No.	Title	Filed	Issued	Country/Region
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]		[***]
[***]	[***]	[***]		[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]		[***]
[***]	[***]	[***]		[***]	[***]		[***]
[***]	[***]	[***]		[***]	[***]		[***]
[***]	[***]	[***]		[***]	[***]		[***]
[***]	[***]	[***]		[***]	[***]		[***]
[***]		[***]	[***]	[***]			[***]
[***]	[***]	[***]		[***]			[***]
[***]	[***]	[***]		[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

ATTACHMENT D-1
Supplier Change Request (SCR) Procedure
Scope:
The purpose of the Supplier Change Request (SCR) Form is to ensure the appropriate level of communication regarding Inventory-related changes between the Applied Biosystems Group (ABG) and Supplier. Supplier will utilize this form to communicate changes as defined in the Change Notification Procedure.
Procedure:
The key contacts between ABG and the Supplier should be in regular contact with each other so that changes raised by the Supplier are discussed before any formal paperwork is submitted.
The Supplier completes the SCR Form and sends it electronically to the ABG personnel specified in the Change Notification Procedure (Buyer, Procurement Manager & Supplier Quality Manager). The Supplier contact will call the ABG Buyer to confirm receipt of the SCR Form.
The ABG Buyer must respond to the Supplier contact in writing within 2 business days of receipt to confirm receipt of the SCR Form. The ABG Buyer is responsible for using the Form to initiate the review and evaluation of the change within ABG. The Buyer and other necessary ABG contacts will work with the supplier, as necessary, to ensure the SCR Form is sufficiently complete within 5 business days of receipt of the SCR Form.
     ABG performs internal review and evaluation.
If ABG approves the change, the ABG Buyer and ABG Technical Contact note the internal qualification reference # (DR #) and sign their approval on the SCR Form and submit to the Supplier. The Supplier must confirm receipt of approval within 2 business days. If there is any change to the original planned Implementation Date / Lot Number, the Supplier must request that ABG approve the change in plan.
•	The final approved and signed SCR Form is retained in official files for future reference by both ABG and the Supplier.
If ABG does not approve the change, the ABG Buyer and other necessary ABG contacts provide feedback to the Supplier with regard to ABG’s evaluation and collaborate, as appropriate, to reach an alternative solution (e.g. alternative specification; lifetime buy of current specification).
Excel Version of Form (Embedded below):
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

EXHIBIT H
Transfer Price Calculations:
These calculations are based on agreed to transfer prices for estimated work plan requirements. Prices below do not include extra accessories that may also be needed. Prices for all equipment and accessories are outlined below.

[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
TOTAL	$[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit I
CHANGE NOTIFICATION PROCEDURE
This procedure describes the responsibilities of the parties to assure proper notification of any changes to the Inventory or changes to the process for manufacturing the Inventory in accordance with the procedures detailed below.
(b) Supplier shall notify ABG of any changes to the Inventory or to the process for manufacturing the Inventory by providing a written notice (“Supplier Change Request (SCR) Form” (Attachment D-1)) at least six (6) months prior to the date the change will take effect. The procedure for the use of the SCR Form is defined in Attachment D-1. A change includes but is not limited to a change in one or more of the following:
Manufacturing process
Formulation or design
Raw material or component suppliers
Manufacturing location (change or closure)
Part number
Packaging
Inventory documentation (e.g. Certificate of Analysis)
Inventory specification change
(c) The SCR Form must include (i) a complete description of the change; (ii) an outline of the underlying reason for the change; and (iii) any and all supporting data or documentation for the change.
(d) Supplier shall deliver sufficient sample Inventory for evaluation by ABG within 30 calendar days of the SCR Form. The sample Inventory must be completely representative of the change identified in the SCR Form.
(e) In addition to the SCR Form, Supplier agrees to provide immediate notification of any regulatory recall of the Inventory. Supplier further agrees to provide immediate notification of any voluntary recalls of Inventory.
(f) All notifications as described in this Agreement shall be sent via Certified Mail, overnight courier service or electronic document transmittal to the ABG personnel listed below, or their designee.
Electronic document transmittal is preferred and to be sent via email to:
< INSERT EMAIL DISTRIBUTION LIST ADDRESS >
Procurement Manager
Applied Biosystems, Inc.
<INSERT MAILING ADDRESS OF THE
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

APPROPRIATE PROCUREMENT
MANAGER>
Buyer
Applied Biosystems, Inc.
<INSERT MAILING ADDRESS OF THE
APPROPRIATE BUYER>
Supplier Quality Manager
Applied Biosystems, Inc.
850 Lincoln Centre Drive
Foster City, CA 94404
(g) ABG will make its best efforts to respond promptly to the Supplier regarding the acceptance or rejection of the change, as defined in Attachment D-1. The change must be approved by ABG prior to delivery of any Inventory wherein the change has taken effect.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

[Applied Biosystems logo]
Supplier Change Request Form

ABG Part
No.	Revision Level

Part Description

Requestor’s Organization

Vendor Document
Number	Vendor Document Title

Name of Requestor	Signature/Date

E-Mail	Telephone	Fax

Part Change Information

Existing Manufacturer’s Part No

New Manufacturer’s Part No

Name of Existing
Manufacturer	Name of New Manufacturer

Purchased from (Name of Distributor)

Address of Distributor

Contact Person	Telephone	Fax

Description of Change
Please check “X” where appropriate and provide detailed information of proposed change

☐ Machine / Test Settings	☐ Processs Flow	☐ Raw Material

☐ Design	☐ Other

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

1

☐  Subcontractor (New)

     Address

Contact Person	Telephone	Fax

Type of Sub-contracted Service

Reason for Change (check “X” where appropriate)

☐ Cost reduction	☐ Obsolescence	☐ Engineering Change	☐ Process Improvement

☐ To include as Alternate Option	☐ Others

Target Implementation Date / Lot #

Date	Lot #

Inventory Position

Stock Level	Open Purchase Order Qty	Project Cost Savings

Verification Protocol (check “X” if protocol attached)
☐ Protocol attached

Description of Verification Protocol:

ABG Response to Change Request (check “X” where appropriate)
Note: Acceptance required prior to proceeding with verification and/or validation studies per above described protocol.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

1

☐ Reject

☐ Accept (Submit First Article for Approval)	First Article Qty

☐ Accept With Change (Submit First Article for Approval)	First Article Qty

Changes Required:

Supplier to provide the following information to facilitate approval

Reviewed By:
ABG Technical Contact

ABG Buyer/Planner

<ONCE AVAILABLE, INSERT PROCEDURE>	Applied Biosystems Group
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

1